UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10395

Pioneer Series Trust VII

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Christopher J. Kelley, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  October 31, 2022

Date of reporting period: November 1, 2021 through October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer Global High Yield Fund

Annual Report | October 31, 2022

A: PGHYX	C: PGYCX	Y: GHYYX

visit us: www.amundi.com/us

Pioneer Global High Yield Fund | Annual Report | 10/31/22 1

President’s Letter

Dear Shareholders,

The last few years have seen investors face some unprecedented challenges, from a global pandemic that shuttered much of the world’s economy for months, to geopolitical strife, to rising inflation that has reached levels not seen in decades.

While economies in most of the world have reopened as COVID-19 has begun slowly transitioning to an “endemic” disease, the pandemic’s effects are still with us. The easier monetary and fiscal policies enacted to provide stimulus as economies struggled through COVID-19-related restrictions and lockdowns, and ongoing supply chain issues, which were, at least in part, an outgrowth of the same virus-containment measures, were among the numerous factors that combined to begin driving inflation levels higher as the 2022 calendar year got underway.

With rising inflation already a concern, investor sentiment sharply deteriorated in the first quarter of this year, with the negativity driven largely by Russia’s invasion of Ukraine in February as well as signs that inflation was more entrenched than transitory in many regions of the world. The war and the resulting economic sanctions placed on Russia by the US and European governments also contributed to a spike in energy prices, given that Russia is a major exporter of natural gas as well as other resources, particularly to Europe.

The persistently high inflation readouts led key central banks, including the US Federal Reserve (Fed), to signal a tightening of monetary policy. The Fed had already announced that it would taper its bond purchases and eventually end its pandemic-era quantitative easing program by the spring of 2022; and, with US inflation hitting 40-year highs, the Fed began aggressively raising its benchmark federal funds rate target range, while indicating that more rate hikes were likely. The magnitude of the rate increases heightened investors’ concerns about the ability of the Fed and other central banks to cool inflation without triggering a recession.

Due to what has been, so far, a tumultuous 2022 calendar year for investors, the performance of most asset classes, especially riskier assets such as equities and corporate bonds, has turned negative, as market participants have tried to ascertain the direction and progression of Fed policy, economic growth, the war in Ukraine, and other factors. In fact, the third quarter of 2022 marked the first time since 1976 that both equities and bonds had posted three consecutive quarters of negative returns. The 2022 US mid-term election results, which created a power shift in the US House of Representatives, are another development that will garner investors’ attention as we move into 2023, as changing political conditions have often contributed to increased market volatility.

2 Pioneer Global High Yield Fund | Annual Report | 10/31/22

In times like these, we at Amundi US believe our approach to investing is more appropriate than ever. Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that we believe best meet our investment criteria for our family of funds. Our risk management approach begins with each security under consideration, as we strive to develop a deep understanding of the potential opportunity, while considering any potential risk factors.

Today, as shareholders, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Lisa M. Jones
Head of the Americas, President and CEO of US
Amundi Asset Management US, Inc.
December 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 3

Portfolio Management Discussion | 10/31/22

In the following interview, Andrew Feltus, Ken Monaghan, and Matt Shulkin discuss the factors that influenced the performance of Pioneer Global High Yield Fund during the 12-month period ended October 31, 2022. Mr. Feltus, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the day-to-day management of the Fund, along with Mr. Monaghan, Managing Director, Co-Director of High Yield, and a portfolio manager at Amundi US, and Mr. Shulkin, a senior vice president and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended October 31, 2022?
A	Pioneer Global High Yield Fund’s Class A shares returned -16.50% at net asset value during the 12-month period ended October 31, 2022, while the Fund’s benchmarks, the Bloomberg Global High Yield Index (the Bloomberg Index) and the ICE Bank of America (ICE BofA) US High Yield Index, returned -17.55% and -11.45%, respectively. During the same period, the average return of the 681 mutual funds in Morningstar’s High Yield Bond Funds category was -10.98%.
Q	Could you describe the market environment for global high-yield investors during the 12-month period ended October 31, 2022?
A	As the period opened in November 2021, the market appeared to shrug off concerns over the prospect of tighter Federal Reserve (Fed) monetary policy and the rapidly spreading Omicron variant of COVID-19, leading to solid performance for credit-sensitive assets within the fixed-income market. However, the first quarter of 2022 saw a trifecta of increased geopolitical tensions, a worsening growth/inflation mix arising from a spike in commodity prices, and the prospect of rising interest rates due to changing monetary policies of many central banks dominate market sentiment, driving losses across most asset classes. Russia’s invasion of Ukraine in late February, together with subsequent US and European sanctions on Russia, led to a spike in energy, metals, and food prices, adding downside risk to real economic growth and upside risk to inflation. In addition, another round of lockdowns in China in the wake of increasing COVID-19 infection rates exacerbated supply-chain disruptions and raised concerns about further risks to the global economic growth landscape.

As inflation reached levels not seen in many years, the Fed began to move away from its highly accommodative monetary policy stance. At its mid-March 2022 meeting, the Fed’s Open Market Committee (FOMC)

4 Pioneer Global High Yield Fund | Annual Report | 10/31/22

raised the federal funds rate target range by a quarter-point, moving the range to 0.25% - 0.50%, and indicated that further increases would follow rapidly. The Fed also formally ended its pandemic-era quantitative easing program in March, and signaled it would soon begin reducing its holdings of Treasury securities and agency mortgage-backed securities (MBS) by reinvesting only part of the proceeds from maturing securities.

The US consumer price index began to post year-over-year increases in excess of 8% beginning with the March 2022 readout, peaking at 9.1% in June. By late spring, the market began speculating as to whether the Fed would be able to achieve a “soft landing,” in which economic growth slowed yet remained positive as inflation was brought under control. With investors now concerned about inflation, the Fed’s response, and economic growth prospects, returns for riskier assets (such as corporate bonds) turned deeply negative. The Fed continued to raise the federal funds rate target range aggressively between May and September, bringing the range to 3.00% - 3.25%. For its part, the European Central Bank (ECB) caught markets somewhat off-guard in July by raising its reference rate by 50 basis points (bps), and followed up in September with an increase of 75 bps (a basis point is equal to 1/100th of a percentage point). US Treasury yields moved sharply higher in response to the Fed’s determined stance, and the yield curve became inverted –with shorter-term yields moving above longer-term yields – as the market anticipated a recession. Recession concerns were highest in Europe, where the embargoes resulting from the Russia-Ukraine conflict led to dramatic increases in energy prices.

Q	What were the principal factors that influenced the Fund’s benchmark-relative performance during the 12-month period ended October 31, 2022?
A	While the Fund generated a negative return during the 12-month period, it did slightly outperform the Bloomberg Index.

At the sector level, the Fund’s relative returns benefited from an overweight to as well as strong security selection results within the energy sector; an underweight to as well as positive selection results within the real estate sector; and from the portfolio’s exposure to floating-rate bank loans. The Fund’s cash holdings also proved additive for relative results during a period that featured a sharply negative market environment.

On the downside, the Fund’s overweight to the financial services sector detracted from benchmark-relative performance during the period, as did a portfolio underweight to the banking sector. An underweight to

Pioneer Global High Yield Fund | Annual Report | 10/31/22 5

foreign sovereign bonds as well as weak security selection results within that particular allocation also detracted from the Fund’s relative returns.

Regionally, an overweight to US issuers aided the Fund’s relative returns for the period, while the benefit from a portfolio overweight to emerging markets issuers was more than offset by weak security selection results within the region (particularly the portfolio’s Russian investments). The Fund’s positioning with respect to Europe contributed positively to relative performance for the period, both through the portfolio’s underweight allocation to the region and good security selection results.

On a ratings basis, the Fund’s cash holdings (noted earlier) were the leading positive contributors to relative returns for the period. Meanwhile, our preference for holding securities rated “B” and “CCC” in the portfolio detracted from relative performance, although security selection results within those ratings buckets were positive overall.

With regard to individual securities, the leading positive contributors to the Fund’s relative performance for the period included a portfolio position in Transportes Aeros Portugueses, a Portuguese airline that benefited from rebounding passenger traffic. In addition, a position in Baytex, the Canadian energy producer, contributed positively to the Fund’s relative returns as surging oil prices reduced the negative effects of higher interest rates. Avia Solutions, an aircraft lessor and provider of aviation services, also outperformed as air traffic rebounded, and aided the Fund’s relative returns for the period.

On the negative side, the leading individual detractors from the Fund’s relative performance for the period were positions in Metinvest, a Ukrainian steel company that struggled due to the Ukraine-Russia conflict, and Unifin Financiera, a Mexican consumer finance company that filed for bankruptcy after failing to extend its debt. A position in Sovcombank was another notable detractor from the Fund’s relative performance, as the Russian bank defaulted on its debt due to the economic sanctions placed on that country in the wake of its invasion of Ukraine. It should be noted that the Fund's ability to invest in securities of Russian companies could be further affected by current and possible future sanctions against Russia.

We also utilized index-based credit-default-swap contracts (CDS contracts), a form of derivative, during the period, in an effort to help reduce the Fund’s overall market risk. Those positions weighed moderately on relative performance.

6 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Finally, the Fund held underweight positions versus the benchmark in both the euro and British pound currencies, which had a positive effect on relative performance.

Q	Did the Fund have any exposure to derivative securities during the 12-month period ended October 31, 2022?
A	Yes, as noted earlier, the Fund’s exposure to CDS contracts detracted modestly from benchmark-relative performance over the 12-month period. The Fund also had an allocation to forward foreign currency exchange contracts (currency forwards) during the period, which had a negligible effect on relative returns.
Q	Did the Fund’s distributions* to shareholders change during the 12-month period ended October 31, 2022?
A	The Fund’s monthly distribution rate increased over the period as Treasury yields rose and high-yield credit spreads widened. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities.)
Q	What is your investment outlook?
A	At the end of October 2022, the market was projecting the federal funds rate target range to increase to at least 5% in 2023, with short-term euro rates projected at over 2.75%. We believe US inflation will prove to be persistent, leading the Fed to keep interest rates higher for a longer period of time. In addition, we think interest-rate-sensitive sectors such as housing will experience further slowdowns and shed jobs, leading to increased unemployment and reduced economic activity. We expect economic duress to spread and for the economy to enter a recession, probably toward the middle of 2023. As has typically been the case during past recessions, we believe some high-yield bond issuers will end up in trouble, thus leading to increased defaults.

However, we do not expect a deep recession, which was the scenario that played out during the global financial crisis of more than a decade ago. In our view, the economy will likely be on the upswing and the high-yield default rate headed lower at some point in 2024. We are hopeful that by 2024 inflation will have fallen closer to the Fed’s targeted 2% area, and that Treasury yields will be lower than today’s levels.

* Distributions are not guaranteed.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 7

In that scenario, we expect the high-yield default rate to remain significantly lower than it was after the global financial crisis. We base our view on the fact that “BB” rated issuers represent a significant weighting within the high-yield universe versus “B” and “CCC” bonds, which are riskier. In addition, we have observed still-strong fundamentals in sectors such as autos and energy, and the US consumer has remained on relatively solid footing. Also, within the below-investment-grade universe, we expect the default rate for high-yield bonds to be substantially lower than the default rate for their floating-rate, leveraged-loan counterparts.

In Europe, the Russia-Ukraine conflict has complicated the economic challenges, particularly through dramatic increases in energy costs. Although some emerging markets countries could benefit from higher commodity prices, we are concerned about further supply-chain disruptions and the spillover effects from China’s attempts to contain the spread of COVID-19 infections through its “Zero-COVID” lockdown policy, and from the Chinese government’s recent decision to favor state-owned companies.

We believe it is likely that markets will remain volatile until there is greater clarity with regard to the paths of both inflation and short-term interest rates. We expect security selection to be a larger contributor to returns going forward, as opposed to pure “beta” exposures in the portfolio. (Beta measures an investment’s sensitivity to market movements in relation to an index. A beta of 1 indicates that the security’s price has moved with the market. A beta of less than 1 means that the security has been less volatile than the market. A beta of greater than 1 indicates that the security’s price has been more volatile than the market.)

Please refer to the Schedule of Investments on pages 18–37 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

8 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Investments in high-yield or lower rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The market price of securities may fluctuate when interest rates change. When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate), or SOFR (Secured Overnight Financing Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

The Fund may use derivatives, such as options, futures, inverse floating rate obligations, swaps, and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Derivatives may have a leveraging effect on the Fund.

Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Asset Management US, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 9

Portfolio Summary | 10/31/22

Portfolio Diversification

(As a percentage of total investments)*

Geographical Distribution

(As a percentage of total investments based on country of domicile)*

10 Pioneer Global High Yield Fund | Annual Report | 10/31/22

10 Largest Holdings

(As a percentage of total investments)*

1.	U.S. Treasury Bills, 11/22/22	2.10%
2.	ProFrac Holdings II LLC, Term Loan, 11.105% (Term SOFR + 725 bps), 3/4/25	1.48
3.	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1.31
4.	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1.22
5.	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	1.18
6.	ASG Finance Designated Activity Co., 7.875%, 12/3/24 (144A)	1.14
7.	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	1.12
8.	Gol Finance SA, 8.00%, 6/30/26 (144A)	1.08
9.	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	1.03
10.	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	0.99

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 11

Prices and Distributions | 10/31/22

Net Asset Value per Share

Class	10/31/22	10/31/21
A	$6.87	$8.64
C	$6.88	$8.64
Y	$6.74	$8.48

Distributions per Share: 11/1/21–10/31/22

	Net Investment	Short-Term	Long-Term	Return of
Class	Income	Capital Gains	Capital Gains	Capital
A	$0.2917	$ —	$ —	$0.0795
C	$0.2227	$ —	$ —	$0.0795
Y	$0.3033	$ —	$ —	$0.0795

Index Definitions

The Bloomberg Global High Yield Index is an unmanaged index that provides a broad-based measure of the global high-yield fixed-income markets. The index represents the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, and Pan-European Emerging Markets High-Yield Indices. The ICE BofA U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Indices are unmanaged and their returns assume reinvestment of dividends and do not reflect any fees or expenses associated with a mutual fund. It is not possible to invest directly in an index.

The indices defined here pertain to the “Value of $10,000 Investment” and “Value of $5 Million Investment” charts appearing on pages 13–15.

12 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Performance Update | 10/31/22	Class A Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Global High Yield Fund at public offering price during the periods shown, compared to that of the Bloomberg Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.

Average Annual Total Returns

(As of October 31, 2022)

			Bloom-	ICE
			berg	BofA
	Net	Public	Global	U.S.
	Asset	Offering	High	High
	Value	Price	Yield	Yield
Period	(NAV)	(POP)	Index	Index
10 Years	1.76%	1.29%	2.75%	4.07%
5 Years	-0.49	-1.40	-0.63	1.90
1 year	-16.50	-20.29	-17.55	-11.45

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross	Net
1.27%	1.14%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charge been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2023 for Class A shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 13

Performance Update | 10/31/22	Class C Shares

Investment Returns

The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.

Average Annual Total Returns
(As of October 31, 2022)

			Bloom-	ICE
			berg	BofA
			Global	U.S.
			High	High
	If	If	Yield	Yield
Period	Held	Redeemed	Index	Index
10 Years	1.02%	1.02	2.75%	4.07%
5 Years	-1.23	-1.23	-0.63	1.90
1 year	-17.13	-17.92	-17.55	-11.45

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross
2.01%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). “If Held” results represent the percent change in net asset value per share. “If Redeemed” returns reflect deduction of the CDSC for the one-year period, assuming a complete redemption of shares at the last price calculated on the last business day of the period, and no CDSC for the five- and 10-year periods. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Performance Update | 10/31/22	Class Y Shares

Investment Returns

The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Global High Yield Fund during the periods shown, compared to that of the Bloomberg Global High Yield Index and the ICE Bank of America (BofA) U.S. High Yield Index.

Average Annual Total Returns
(As of October 31, 2022)

		Bloom-	ICE
		berg	BofA
	Net	Global	U.S.
	Asset	High	High
	Value	Yield	Yield
Period	(NAV)	Index	Index
10 Years	2.01%	2.75%	4.07%
5 Years	-0.24	-0.63	1.90
1 year	-16.33	-17.55	-11.45

Expense Ratio
(Per prospectus dated March 1, 2022)
Gross	Net
1.01%	0.90%

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through February 1, 2023 for Class Y shares. There can be no assurance that Amundi US will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for more current expense ratios.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund’s latest six-month period and held throughout the six months.

Using the Tables

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)	Divide your account value by $1,000

Example: an $8,600 account value ÷ $1,000 = 8.6

(2)	Multiply the result in (1) above by the corresponding share class’s number in the third row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on actual returns from May 1, 2022 through October 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/22
Ending Account Value (after expenses)	$912.40	$909.80	$913.90
on 10/31/22
Expenses Paid	$5.50	$9.34	$4.34
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14%, 1.94%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

16 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Global High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2022 through October 31, 2022.

Share Class	A	C	Y
Beginning Account	$1,000.00	$1,000.00	$1,000.00
Value on 5/1/22
Ending Account Value (after expenses)	$1,019.46	$1,015.43	$1,020.67
on 10/31/22
Expenses Paid	$5.80	$9.86	$4.58
During Period*

*	Expenses are equal to the Fund’s annualized expense ratio of 1.14%, 1.94%, and 0.90% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

Pioneer Global High Yield Fund | Annual Report | 10/31/22 17

Schedule of Investments | 10/31/22

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 97.5%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 3.3% of Net Assets*(a)
Auto Parts & Equipment — 0.5%
824,525	First Brands Group LLC, First Lien 2021 Term Loan,
	8.368% (Term SOFR + 500 bps), 3/30/27	$ 782,612
	Total Auto Parts & Equipment	$ 782,612
Metal Processors & Fabrication — 0.4%
633,600	Grinding Media, Inc. (Molycop, Ltd.), First Lien Initial
	Term Loan, 7.702% (LIBOR + 400 bps), 10/12/28	$ 546,480
	Total Metal Processors & Fabrication	$ 546,480
Oil-Field Services — 1.4%
2,042,635	ProFrac Holdings II LLC, Term Loan, 11.105% (Term
	SOFR + 725 bps), 3/4/25	$ 2,114,127
	Total Oil-Field Services	$ 2,114,127
Physical Practice Management — 0.6%
941,169	Team Health Holdings, Inc., Extended Term Loan, 8.979%
	(Term SOFR + 525 bps), 3/2/27	$ 787,445
	Total Physical Practice Management	$ 787,445
Telecom Services — 0.4%
745,000	Patagonia Holdco LLC, Amendment No.1 Term Loan,
	8.386% (Term SOFR + 575 bps), 8/1/29	$ 612,142
	Total Telecom Services	$ 612,142
TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
	(Cost $4,934,107)	$ 4,842,806

Shares
COMMON STOCKS — 0.8% of Net Assets
Airlines — 0.2%
36,096(b)	Grupo Aeromexico SAB de CV	$ 329,643
	Total Airlines	$ 329,643
Chemicals — 0.0%†
148	LyondellBasell Industries NV, Class A	$ 11,314
	Total Chemicals	$ 11,314
Household Durables — 0.0%†
1,443,476(b)	Desarrolladora Homex SAB de CV	$ 2,186
	Total Household Durables	$ 2,186
Oil, Gas & Consumable Fuels — 0.6%
25(b)	Amplify Energy Corp.	$ 247
5,735,146(b)^	Ascent CNR Corp., Class A	860,272
	Total Oil, Gas & Consumable Fuels	$ 860,519

The accompanying notes are an integral part of these financial statements.

18 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Shares		Value
Paper & Forest Products — 0.0%†
459,481(b)^	Emerald Plantation Holdings, Ltd.	$ —
	Total Paper & Forest Products	$ —
TOTAL COMMON STOCKS
	(Cost $1,302,983)	$ 1,203,662

Principal
Amount
USD ($)
COLLATERALIZED MORTGAGE OBLIGATIONS —
0.1% of Net Assets
112,983(a)	DSLA Mortgage Loan Trust, Series 2005-AR6, Class 2A1C,
	4.32% (1 Month USD LIBOR + 84 bps), 10/19/45	$ 106,309
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $0)	$ 106,309
COMMERCIAL MORTGAGE-BACKED SECURITY —
0.2% of Net Assets
325,000(a)	Med Trust, Series 2021-MDLN, Class G, 8.663% (1 Month
	USD LIBOR + 525 bps), 11/15/38 (144A)	$ 297,848
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITY
	(Cost $325,000)	$ 297,848
CONVERTIBLE CORPORATE BONDS —
3.1% of Net Assets
Airlines — 0.6%
513,000	Air Canada, 4.00%, 7/1/25	$ 608,674
453,000	Spirit Airlines, Inc., 1.00%, 5/15/26	373,952
	Total Airlines	$ 982,626
Banks — 0.1%
IDR 11,178,198,000^	PT Bakrie & Brothers Tbk, 12/22/22	$ 107,500
	Total Banks	$ 107,500
Biotechnology — 0.3%
458,000	Insmed, Inc., 1.75%, 1/15/25	$ 418,383
	Total Biotechnology	$ 418,383
Energy-Alternate Sources — 0.4%
460,000(c)	Enphase Energy, Inc., 3/1/28	$ 589,950
	Total Energy-Alternate Sources	$ 589,950
Entertainment — 0.7%
970,000(c)	DraftKings Holdings, Inc., 3/15/28	$ 606,735
520,000	IMAX Corp., 0.50%, 4/1/26	414,060
	Total Entertainment	$ 1,020,795

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 19

Schedule of Investments | 10/31/22 (continued)

Principal
Amount
USD ($)		Value
	Leisure Time — 0.1%
110,000	Royal Caribbean Cruises, Ltd., 6.00%, 8/15/25 (144A)	$ 143,165
	Total Leisure Time	$ 143,165
	Pharmaceuticals — 0.3%
455,000	Revance Therapeutics, Inc., 1.75%, 2/15/27	$ 445,047
523,000	Tricida, Inc., 3.50%, 5/15/27	45,762
	Total Pharmaceuticals	$ 490,809
	REITs — 0.2%
314,000	Summit Hotel Properties, Inc., 1.50%, 2/15/26	$ 284,955
	Total REITs	$ 284,955
	Software — 0.4%
272,000	Bentley Systems, Inc., 0.375%, 7/1/27	$ 211,616
196,000	Jamf Holding Corp., 0.125%, 9/1/26	160,426
331,000	Verint Systems, Inc., 0.25%, 4/15/26	282,509
	Total Software	$ 654,551
	TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $6,159,028)	$ 4,692,734
	CORPORATE BONDS — 83.2% of Net Assets
	Advertising — 0.5%
890,000	Clear Channel Outdoor Holdings, Inc.,
	7.50%, 6/1/29 (144A)	$ 699,585
	Total Advertising	$ 699,585
	Aerospace & Defense — 1.1%
560,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	$ 530,078
1,205,000	Bombardier, Inc., 7.875%, 4/15/27 (144A)	1,144,424
	Total Aerospace & Defense	$ 1,674,502
	Airlines — 4.6%
205,000	Allegiant Travel Co., 7.25%, 8/15/27 (144A)	$ 192,709
225,000	American Airlines 2021-1 Class B Pass Through Trust,
	3.95%, 7/11/30	175,921
675,000	Gol Finance SA, 7.00%, 1/31/25 (144A)	293,625
2,635,000	Gol Finance SA, 8.00%, 6/30/26 (144A)	1,535,639
1,785,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	1,468,163
305,000	Latam Airlines Group SA, 13.375%, 10/15/29 (144A)	303,475
1,900,000	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1,739,070
EUR 1,300,000	Transportes Aereos Portugueses SA, 5.625%,
	12/2/24 (144A)	1,194,623
	Total Airlines	$ 6,903,225
	Auto Manufacturers — 1.6%
325,000	Ford Motor Co., 6.10%, 8/19/32	$ 297,474
300,000	Ford Motor Credit Co. LLC, 3.625%, 6/17/31	233,302

The accompanying notes are an integral part of these financial statements.

20 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Principal
Amount
USD ($)			Value
		Auto Manufacturers — (continued)
	1,895,000	Ford Motor Credit Co. LLC, 4.125%, 8/17/27	$ 1,682,855
	240,000	Ford Motor Credit Co. LLC, 5.113%, 5/3/29	214,560
		Total Auto Manufacturers	$ 2,428,191
		Auto Parts & Equipment — 0.3%
	536,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	$ 468,785
		Total Auto Parts & Equipment	$ 468,785
		Banks — 1.6%
	700,000	Akbank TAS, 5.125%, 3/31/25	$ 629,090
	120,000	Akbank TAS, 6.80%, 2/6/26 (144A)	108,859
ARS	2,000,000(a)	Banco de la Ciudad de Buenos Aires, 71.505%
		(BADLARPP + 399 bps), 12/5/22	3,695
	226,000(d)(e)	Banco Mercantil del Norte SA, 6.75% (5 Year CMT
		Index + 497 bps) (144A)	207,355
	380,000(d)(e)	Banco Mercantil del Norte SA, 8.375% (5 Year CMT
		Index + 776 bps) (144A)	330,459
	529,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	452,284
	1,025,000(d)(e)	Sovcombank Via SovCom Capital DAC, 7.60% (5 Year
		CMT Index + 636 bps) (144A)	28,828
	750,000(d)(e)	Sovcombank Via SovCom Capital DAC, 7.75% (5 Year
		CMT Index + 638 bps) (144A)	21,094
	620,000(e)	Toronto-Dominion Bank, 8.125% (5 Year CMT Index +
		408 bps), 10/31/82	626,975
	9,000(e)	Turkiye Vakiflar Bankasi TAO, 8.00% (5 Year USD
		Swap Rate + 585 bps), 11/1/27 (144A)	9,000
		Total Banks	$ 2,417,639
		Biotechnology — 0.7%
EUR	1,000,000	Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28 (144A)	$ 773,758
GBP	220,000	Cidron Aida Finco S.a.r.l., 6.25%, 4/1/28 (144A)	191,871
		Total Biotechnology	$ 965,629
		Building Materials — 0.6%
	601,000	Koppers, Inc., 6.00%, 2/15/25 (144A)	$ 537,895
	420,000	Oscar AcquisitionCo LLC/Oscar Finance, Inc., 9.50%,
		4/15/30 (144A)	355,662
		Total Building Materials	$ 893,557
		Chemicals — 2.7%
	705,000	Braskem Idesa SAPI, 6.99%, 2/20/32 (144A)	$ 471,561
EUR	465,000	Lune Holdings S.a.r.l., 5.625%, 11/15/28 (144A)	352,151
	809,000	Mativ Holdings, Inc., 6.875%, 10/1/26 (144A)	741,293
	1,108,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
		4/1/25 (144A)	950,110
	542,000	Sasol Financing USA LLC, 5.50%, 3/18/31	405,942
EUR	445,000	SCIL IV LLC/SCIL USA Holdings LLC, 4.375%,
		11/1/26 (144A)	348,519

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 21

Schedule of Investments | 10/31/22 (continued)

Principal
Amount
USD ($)			Value
		Chemicals — (continued)
	515,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%,
		11/1/26 (144A)	$ 409,389
	473,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	365,293
		Total Chemicals	$ 4,044,258
		Commercial Services — 4.1%
	960,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 9.75%, 7/15/27 (144A)	$ 834,634
	400,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp./Atlas Luxco 4 S.a.r.l., 4.625%, 6/1/28 (144A)	334,614
	1,047,000	Atento Luxco 1 SA, 8.00%, 2/10/26 (144A)	408,330
	1,232,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	960,122
	750,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	676,875
	975,000	PECF USS Intermediate Holding III Corp., 8.00%,
		11/15/29 (144A)	652,918
	1,330,000	Prime Security Services Borrower LLC/Prime
		Finance, Inc., 6.25%, 1/15/28 (144A)	1,222,250
	525,000	Sotheby’s, 7.375%, 10/15/27 (144A)	507,938
EUR	605,000	Verisure Holding AB, 3.25%, 2/15/27 (144A)	507,819
		Total Commercial Services	$ 6,105,500
		Computers — 0.8%
	595,000	Diebold Nixdorf, Inc., 8.50%, 4/15/24	$ 298,629
	110,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	81,807
	765,000	HP, Inc., 4.75%, 3/1/29 (144A)	771,448
		Total Computers	$ 1,151,884
		Diversified Financial Services — 7.0%
	1,765,000	ASG Finance Designated Activity Co., 7.875%,
		12/3/24 (144A)	$ 1,633,507
	406,405(f)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash),
		10/31/26 (144A)	324,769
	1,465,000	B3 SA - Brasil Bolsa Balcao, 4.125%, 9/20/31 (144A)	1,167,283
	700,000(g)	Credito Real SAB de CV SOFOM ER, 8.00%,
		1/21/28 (144A)	7,350
	665,000	Financiera Independencia SAB de CV SOFOM ENR,
		8.00%, 7/19/24 (144A)	436,579
EUR	300,000	Garfunkelux Holdco 3 SA, 6.75%, 11/1/25 (144A)	211,268
GBP	510,000	Garfunkelux Holdco 3 SA, 7.75%, 11/1/25 (144A)	416,204
	1,424,306(f)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or
		6.50% Cash), 9/15/24 (144A)	1,143,601
	430,000	Jefferies Finance LLC/JFIN Co.-Issuer Corp.,
		5.00%, 8/15/28 (144A)	337,563
	997,000	Provident Funding Associates LP/PFG Finance Corp.,
		6.375%, 6/15/25 (144A)	867,390
EUR	360,000	Sherwood Financing Plc, 4.50%, 11/15/26	249,039
GBP	960,000	Sherwood Financing Plc, 6.00%, 11/15/26 (144A)	798,173

The accompanying notes are an integral part of these financial statements.

22 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Principal
Amount
USD ($)			Value
		Diversified Financial Services — (continued)
	1,066,000(g)	Unifin Financiera SAB de CV, 8.375%, 1/27/28 (144A)	$ 95,940
	599,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	451,903
	1,020,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	835,890
	1,000,000	VistaJet Malta Finance Plc/XO Management
		Holding, Inc., 6.375%, 2/1/30 (144A)	830,345
	585,000	VistaJet Malta Finance Plc/XO Management
		Holding, Inc., 7.875%, 5/1/27 (144A)	527,347
		Total Diversified Financial Services	$ 10,334,151
		Electric — 1.7%
	610,000	Clearway Energy Operating LLC, 3.75%, 2/15/31 (144A)	$ 509,350
EUR	280,000	ContourGlobal Power Holdings SA, 3.125%, 1/1/28 (144A)	203,631
	945,000	NRG Energy, Inc., 3.875%, 2/15/32 (144A)	745,085
	945,000	Pampa Energia SA, 7.50%, 1/24/27 (144A)	779,743
	350,000	Vistra Operations Co. LLC, 4.375%, 5/1/29 (144A)	299,346
		Total Electric	$ 2,537,155
		Electrical Components & Equipments — 0.8%
EUR	935,000	Belden, Inc., 3.375%, 7/15/31 (144A)	$ 689,148
EUR	675,000	Energizer Gamma Acquisition BV, 3.50%, 6/30/29 (144A)	485,406
		Total Electrical Components & Equipments	$ 1,174,554
		Energy-Alternate Sources — 0.1%
	279,749(f)	SCC Power Plc, 4.00% (4.00% PIK or 4.00% Cash),
		5/17/32 (144A)	$ 22,100
	516,457(f)	SCC Power Plc, 8.00% (4.00% PIK & 4.00% Cash or
		8.00% Cash), 12/31/28 (144A)	191,089
		Total Energy-Alternate Sources	$ 213,189
		Engineering & Construction — 2.2%
	1,595,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	$ 1,332,878
	1,000,000	Brundage-Bone Concrete Pumping Holdings, Inc.,
		6.00%, 2/1/26 (144A)	905,000
	280,000	IHS Holding, Ltd., 5.625%, 11/29/26 (144A)	210,896
	275,000	IHS Holding, Ltd., 6.25%, 11/29/28 (144A)	198,027
EUR	395,000	Promontoria Holding 264 BV, 6.375%, 3/1/27 (144A)	356,007
	305,000	Promontoria Holding 264 BV, 7.875%, 3/1/27 (144A)	277,550
		Total Engineering & Construction	$ 3,280,358
		Entertainment — 2.6%
EUR	900,000	Cirsa Finance International S.a.r.l., 4.50%, 3/15/27	$ 737,333
EUR	160,000	Cirsa Finance International S.a.r.l., 10.375%,
		11/30/27 (144A)	158,406
EUR	516,000	International Game Technology Plc, 2.375%,
		4/15/28 (144A)	422,524
EUR	800,000	Lottomatica S.p.A., 5.125%, 7/15/25 (144A)	734,270
EUR	350,000	Lottomatica S.p.A., 9.75%, 9/30/27 (144A)	350,740

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 23

Schedule of Investments | 10/31/22 (continued)

Principal
Amount
USD ($)			Value
		Entertainment — (continued)
	929,000	Mohegan Gaming & Entertainment, 8.00%, 2/1/26 (144A)	$ 783,639
	790,000	SeaWorld Parks & Entertainment, Inc., 5.25%,
		8/15/29 (144A)	679,514
		Total Entertainment	$ 3,866,426
		Environmental Control — 0.8%
	880,000	GFL Environmental, Inc., 4.375%, 8/15/29 (144A)	$ 745,334
	473,000	Tervita Corp., 11.00%, 12/1/25 (144A)	513,161
		Total Environmental Control	$ 1,258,495
		Food — 2.1%
	710,000	Aragvi Finance International DAC, 8.45%,
		4/29/26 (144A)	$ 493,365
	1,550,000	Frigorifico Concepcion SA, 7.70%, 7/21/28 (144A)	1,220,625
EUR	655,000	Quatrim SASU, 5.875%, 1/15/24 (144A)	627,079
	315,000	US Foods, Inc., 4.625%, 6/1/30 (144A)	273,269
	485,000	US Foods, Inc., 4.75%, 2/15/29 (144A)	429,831
		Total Food	$ 3,044,169
		Forest Products & Paper — 1.0%
EUR	350,000	Ahlstrom-Munksjo Holding 3 Oy, 3.625%, 2/4/28 (144A)	$ 276,572
	469,000	Clearwater Paper Corp., 4.75%, 8/15/28 (144A)	409,349
	910,000	Sylvamo Corp., 7.00%, 9/1/29 (144A)	845,623
		Total Forest Products & Paper	$ 1,531,544
		Healthcare-Services — 0.6%
	855,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	$ 546,225
	786,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	312,047
		Total Healthcare-Services	$ 858,272
		Home Builders — 0.1%
	155,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	$ 128,263
		Total Home Builders	$ 128,263
		Insurance — 0.2%
GBP	382,000	Galaxy Bidco, Ltd., 6.50%, 7/31/26 (144A)	$ 354,843
		Total Insurance	$ 354,843
		Internet — 0.8%
	675,000	Cogent Communications Group, Inc., 7.00%,
		6/15/27 (144A)	$ 640,843
EUR	755,000	eDreams ODIGEO SA, 5.50%, 7/15/27 (144A)	588,685
		Total Internet	$ 1,229,528
		Iron & Steel — 1.5%
	780,000	Carpenter Technology Corp., 7.625%, 3/15/30	$ 762,247
	1,465,000	Metinvest BV, 7.75%, 10/17/29 (144A)	594,790

The accompanying notes are an integral part of these financial statements.

24 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Principal
Amount
USD ($)			Value
		Iron & Steel — (continued)
	405,000	Mineral Resources, Ltd., 8.00%, 11/1/27 (144A)	$ 398,403
	430,000	Mineral Resources, Ltd., 8.50%, 5/1/30 (144A)	422,842
		Total Iron & Steel	$ 2,178,282
		Leisure Time — 2.1%
	180,000	Carnival Corp., 10.50%, 2/1/26 (144A)	$ 176,393
	120,000	Carnival Holdings Bermuda, Ltd., 10.375%, 5/1/28 (144A)	121,510
EUR	385,000	Carnival Plc, 1.00%, 10/28/29	158,996
	780,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	638,625
	290,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	231,023
	220,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	171,050
	665,000	Royal Caribbean Cruises, Ltd., 11.625%, 8/15/27 (144A)	637,695
	817,000	Viking Cruises, Ltd., 5.875%, 9/15/27 (144A)	645,632
	520,000	Viking Ocean Cruises Ship VII, Ltd., 5.625%,
		2/15/29 (144A)	405,355
		Total Leisure Time	$ 3,186,279
		Lodging — 0.9%
	598,981(f)	Grupo Posadas S.A.B de CV, 4.00% (6.00% PIK or 4.00%
		Cash), 12/30/27 (144A)	$ 432,829
	670,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton
		Grand Vacations Borrower Esc, 5.00%, 6/1/29 (144A)	574,612
EUR	430,000	NH Hotel Group S.A., 4.00%, 7/2/26 (144A)	372,224
		Total Lodging	$ 1,379,665
		Media — 3.0%
	1,450,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%,
		2/1/32 (144A)	$ 1,160,069
	1,000,000	CSC Holdings LLC, 4.625%, 12/1/30 (144A)	719,772
	1,875,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	1,596,094
	390,000	VZ Secured Financing BV, 5.00%, 1/15/32 (144A)	310,865
EUR	855,000	Ziggo Bond Co. BV, 3.375%, 2/28/30 (144A)	621,717
		Total Media	$ 4,408,517
		Metal Fabricate/Hardware — 0.2%
	440,000	Park-Ohio Industries, Inc., 6.625%, 4/15/27	$ 308,000
		Total Metal Fabricate/Hardware	$ 308,000
		Mining — 3.4%
	730,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	$ 562,146
EUR	959,000	Constellium SE, 3.125%, 7/15/29 (144A)	700,662
	1,215,000	Eldorado Gold Corp., 6.25%, 9/1/29 (144A)	982,753
	230,000	Endeavour Mining Plc, 5.00%, 10/14/26 (144A)	178,825
	705,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	661,572
	665,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	618,335
	200,000	First Quantum Minerals, Ltd., 7.50%, 4/1/25 (144A)	194,000

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 25

Schedule of Investments | 10/31/22 (continued)

Principal
Amount
USD ($)			Value
		Mining — (continued)
	710,000	FMG Resources August 2006 Pty, Ltd., 6.125%,
		4/15/32 (144A)	$ 623,096
	811,000	IAMGOLD Corp., 5.75%, 10/15/28 (144A)	543,370
		Total Mining	$ 5,064,759
		Oil & Gas — 11.9%
	1,825,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	$ 1,866,062
	1,382,000	Energean Plc, 6.50%, 4/30/27 (144A)	1,220,969
	995,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	896,445
	305,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%,
		4/15/30 (144A)	276,179
	305,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.25%,
		4/15/32 (144A)	279,755
	854,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	777,140
	485,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	391,638
	1,137,000	MC Brazil Downstream Trading S.a.r.l, 7.25%,
		6/30/31 (144A)	868,782
	590,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	563,244
	550,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	559,653
	165,000	Nabors Industries, Inc., 7.375%, 5/15/27 (144A)	162,108
	615,000	Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	570,412
	746,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	724,583
	1,144,000	Occidental Petroleum Corp., 4.40%, 4/15/46	931,500
	510,000	Parkland Corp., 4.625%, 5/1/30 (144A)	424,226
	575,000	Petroleos Mexicanos, 6.70%, 2/16/32	434,844
	298,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	251,065
	615,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	605,775
	1,135,000	SierraCol Energy Andina LLC, 6.00%, 6/15/28 (144A)	759,882
	835,000	Southwestern Energy Co., 5.375%, 3/15/30	772,375
	1,335,000	Strathcona Resources, Ltd., 6.875%, 8/1/26 (144A)	1,130,264
	452,144	Transocean Sentry, Ltd., 5.375%, 5/15/23 (144A)	444,232
	1,665,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	1,416,948
	401,000	Vermilion Energy, Inc., 6.875%, 5/1/30 (144A)	375,148
	1,650,000	YPF SA, 6.95%, 7/21/27 (144A)	1,000,725
		Total Oil & Gas	$ 17,703,954
		Oil & Gas Services — 0.8%
	475,000	Archrock Partners LP/Archrock Partners Finance Corp.,
		6.875%, 4/1/27 (144A)	$ 452,438
	680,000	Enerflex, Ltd., 9.00%, 10/15/27 (144A)	661,504
		Total Oil & Gas Services	$ 1,113,942
		Packaging & Containers — 0.9%
EUR	455,000	Fiber Bidco S.p.A., 11.00%, 10/25/27 (144A)	$ 456,399
EUR	145,000	Fiber Bidco S.p.A., 11.00%, 10/25/27 (144A)	145,087

The accompanying notes are an integral part of these financial statements.

26 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Principal
Amount
USD ($)			Value
		Packaging & Containers — (continued)
EUR	980,000	Guala Closures S.p.A., 3.25%, 6/15/28 (144A)	$ 782,660
		Total Packaging & Containers	$ 1,384,146
		Pharmaceuticals — 1.9%
	840,000	Owens & Minor, Inc., 6.625%, 4/1/30 (144A)	$ 698,292
	600,000	P&L Development LLC/PLD Finance Corp., 7.75%,
		11/15/25 (144A)	463,176
	808,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	617,645
EUR	345,000	Teva Pharmaceutical Finance Netherlands II BV,
		3.75%, 5/9/27	297,431
EUR	585,000	Teva Pharmaceutical Finance Netherlands II BV,
		4.375%, 5/9/30	464,669
	340,000	Teva Pharmaceutical Finance Netherlands III BV,
		5.125%, 5/9/29	291,788
		Total Pharmaceuticals	$ 2,833,001
		Pipelines — 3.8%
	910,000	Acu Petroleo Luxembourg S.a.r.l., 7.50%, 1/13/32 (144A)	$ 716,125
	467,000	CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%,
		6/15/31 (144A)	414,463
	1,092,000	Delek Logistics Partners LP/Delek Logistics Finance
		Corp., 6.75%, 5/15/25	1,053,214
	890,000(d)(e)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	738,139
	440,000	EnLink Midstream LLC, 6.50%, 9/1/30 (144A)	432,300
	665,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	505,260
	1,040,000	Golar LNG, Ltd., 7.00%, 10/20/25 (144A)	968,760
	790,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	757,389
		Total Pipelines	$ 5,585,650
		Real Estate — 1.1%
EUR	1,300,000	ADLER Real Estate AG, 3.00%, 4/27/26	$ 822,224
EUR	270,000	Neinor Homes SA, 4.50%, 10/15/26 (144A)	222,748
	770,000	Realogy Group LLC/Realogy Co.-Issuer Corp., 5.25%,
		4/15/30 (144A)	533,933
		Total Real Estate	$ 1,578,905
		REITs — 0.9%
	1,160,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
		LLC, 6.00%, 1/15/30 (144A)	$ 791,619
	780,000	Uniti Group LP/Uniti Group Finance, Inc./CSL Capital
		LLC, 6.50%, 2/15/29 (144A)	559,650
		Total REITs	$ 1,351,269
		Retail — 2.3%
	970,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 938,213
GBP	650,000	Constellation Automotive Financing Plc, 4.875%,
		7/15/27 (144A)	477,069

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 27

Schedule of Investments | 10/31/22 (continued)

Principal
Amount
USD ($)			Value
		Retail — (continued)
EUR	605,000	Food Service Project SA, 5.50%, 1/21/27 (144A)	$ 515,980
	527,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	333,328
EUR	960,000	Shiba Bidco S.p.A., 4.50%, 10/31/28 (144A)	726,169
	557,000	Staples, Inc., 7.50%, 4/15/26 (144A)	483,799
		Total Retail	$ 3,474,558
		Software — 0.8%
	1,440,000	AthenaHealth Group, Inc., 6.50%, 2/15/30 (144A)	$ 1,123,200
		Total Software	$ 1,123,200
		Telecommunications — 4.6%
	1,065,000	Altice France Holding SA, 6.00%, 2/15/28 (144A)	$ 688,704
	280,000	Altice France SA, 5.125%, 1/15/29 (144A)	210,700
	1,165,000	Altice France SA, 5.125%, 7/15/29 (144A)	877,449
	1,340,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	1,133,418
	1,090,000	GoTo Group, Inc., 5.50%, 9/1/27 (144A)	631,917
	805,000	Lumen Technologies, Inc., 4.50%, 1/15/29 (144A)	567,487
	805,000	Maxar Technologies, Inc., 7.75%, 6/15/27 (144A)	789,182
	440,000	Total Play Telecomunicaciones SA de CV, 6.375%,
		9/20/28 (144A)	301,573
	885,000	Total Play Telecomunicaciones SA de CV, 7.50%,
		11/12/25 (144A)	747,821
	970,000	Windstream Escrow LLC/Windstream Escrow
		Finance Corp., 7.75%, 8/15/28 (144A)	839,341
		Total Telecommunications	$ 6,787,592
		Transportation — 3.7%
	1,485,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	$ 1,099,463
	620,000	Hidrovias International Finance SARL, 4.95%,
		2/8/31 (144A)	473,046
	445,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	342,730
	700,000	Seaspan Corp., 6.50%, 4/29/26 (144A)	667,100
	1,740,000	Simpar Europe SA, 5.20%, 1/26/31 (144A)	1,256,419
	1,285,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	1,079,400
	605,000	XPO Escrow Sub LLC, 7.50%, 11/15/27 (144A)	603,487
		Total Transportation	$ 5,521,645
		Water — 0.8%
	1,210,000	Aegea Finance S.a.r.l., 6.75%, 5/20/29 (144A)	$ 1,113,805
		Total Water	$ 1,113,805
		TOTAL CORPORATE BONDS
		(Cost $157,337,726)	$123,660,871

The accompanying notes are an integral part of these financial statements.

28 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Shares		Value
RIGHTS/WARRANTS — 0.0%† of Net Assets
Aerospace & Defense — 0.0%†
7,000(b)^	Avation Plc, 1/1/59	$ —
	Total Aerospace & Defense	$ —
Metals & Mining — 0.0%†
318,254(h)	ANR, Inc., 3/31/23	$ 2,228
	Total Metals & Mining	$ 2,228
TOTAL RIGHTS/WARRANTS
	(Cost $—)	$ 2,228

Principal
Amount
USD ($)
INSURANCE-LINKED SECURITIES —
0.4% of Net Assets#
Event Linked Bonds — 0.0%†
Multiperil – U.S. — 0.0%†
250,000(a)	Caelus Re V, 4.146%, (3 Month U.S. Treasury Bill +
	10 bps), 6/9/25 (144A)	$ 25
	Total Event Linked Bonds	$ 25

Face
Amount
USD ($)
Collateralized Reinsurance — 0.1%
Multiperil – Worldwide — 0.0%†
600,000(b)(i)+	Cypress Re 2017, 1/31/23	$ 60
462,359(b)(i)+	Dartmouth Re 2018, 1/31/23	82,681
$ 82,741
Windstorm – Florida — 0.1%
250,000(b)(i)+	Formby Re 2018, 2/28/23	$ 16,634
300,000(b)(i)+	Portrush Re 2017, 6/15/23	127,620
$ 144,254
Windstorm – U.S. Regional — 0.0%†
250,000(b)(i)+	Oakmont Re 2017, 4/30/23	$ 7,350
	Total Collateralized Reinsurance	$ 234,345
Reinsurance Sidecars — 0.3%
Multiperil – U.S. — 0.0%†
1,000,000(b)(j)+	Harambee Re 2018, 12/31/22	$ —
695,349(j)+	Harambee Re 2019, 12/31/22	348
$ 348

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 29

Schedule of Investments | 10/31/22 (continued)

Face
Amount
USD ($)		Value
	Multiperil – Worldwide — 0.3%
3,037(j)+	Alturas Re 2019-2, 3/10/23	$ 1,033
250,000(b)(i)+	Bantry Re 2019, 12/31/22	8,491
1,422,258(b)(i)+	Berwick Re 2018-1, 12/31/22	109,941
556,791(b)(i)+	Berwick Re 2019-1, 12/31/22	66,536
250,000(b)(i)+	Gleneagles Re 2018, 12/31/22	29,575
231,508(b)(j)+	Lorenz Re 2019, 6/30/23	3,145
600,000(b)(i)+	Merion Re 2018-2, 12/31/22	90,840
300,000(b)(i)+	Pangaea Re 2018-1, 12/31/22	6,316
300,000(b)(i)+	Pangaea Re 2018-3, 7/1/23	6,223
245,774(b)(i)+	Pangaea Re 2019-1, 2/1/23	5,121
220,594(b)(i)+	Pangaea Re 2019-3, 7/1/23	7,935
250,000(j)+	Thopas Re 2019, 12/31/22	425
300,000(i)+	Versutus Re 2018, 12/31/22	—
264,763(i)+	Versutus Re 2019-A, 12/31/22	—
35,236(i)+	Versutus Re 2019-B, 12/31/22	—
250,000(b)(j)+	Viribus Re 2018, 12/31/22	—
106,153(j)+	Viribus Re 2019, 12/31/22	754
253,645(b)(i)+	Woburn Re 2018, 12/31/22	8,720
244,914(b)(i)+	Woburn Re 2019, 12/31/22	46,861
		$ 391,916
	Total Reinsurance Sidecars	$ 392,264
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $1,313,574)	$ 626,634

Principal
Amount
USD ($)
	FOREIGN GOVERNMENT BONDS —
	2.8% of Net Assets
	Angola — 0.5%
875,000	Angolan Government International Bond, 8.750%,
	4/14/32 (144A)	$ 704,812
	Total Angola	$ 704,812
	Argentina — 0.6%
975,000	Ciudad Autonoma De Buenos Aires, 7.500%,
	6/1/27 (144A)	$ 838,500
	Total Argentina	$ 838,500
	Egypt — 0.4%
1,095,000	Egypt Government International Bond, 5.875%,
	2/16/31 (144A)	$ 673,425
	Total Egypt	$ 673,425

The accompanying notes are an integral part of these financial statements.

30 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Principal
Amount
USD ($)			Value
Gabon — 0.5%
	985,000	Gabon Government International Bond, 7.000%,
		11/24/31 (144A)	$ 685,117
		Total Gabon	$ 685,117
Ghana — 0.2%
	385,000	Ghana Government International Bond, 7.875%,
		2/11/35 (144A)	$ 107,831
	1,000,000	Ghana Government International Bond, 8.627%, 6/16/49	273,600
		Total Ghana	$ 381,431
Ivory Coast — 0.4%
EUR	952,000	Ivory Coast Government International Bond, 4.875%,
		1/30/32 (144A)	$ 658,965
		Total Ivory Coast	$ 658,965
Ukraine — 0.2%
EUR	855,000	Ukraine Government International Bond, 4.375%,
		1/27/32 (144A)	$ 123,792
	625,000	Ukraine Government International Bond, 8.994%,
		2/1/26 (144A)	110,938
		Total Ukraine	$ 234,730
TOTAL FOREIGN GOVERNMENT BONDS
		(Cost $8,087,315)	$ 4,176,980
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS — 2.0% of Net Assets
	3,000,000(c)	U.S. Treasury Bills, 11/22/22	$ 2,994,213
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
		(Cost $2,994,022)	$ 2,994,213

Shares
SHORT TERM INVESTMENTS —
1.5% of Net Assets
Open-End Fund — 1.5%
	2,264,734(k)	Dreyfus Government Cash Management, Institutional
		Shares, 2.91%	$ 2,264,734
$ 2,264,734
TOTAL SHORT TERM INVESTMENTS
		(Cost $2,264,734)	$ 2,264,734

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 31

Schedule of Investments | 10/31/22 (continued)

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CURRENCY PUT
OPTION PURCHASED — 0.1%
4,700,000	Put EUR	JPMorgan	EUR 78,703	EUR 0.99	1/23/23	$ 94,935
	Call USD	Chase Bank NA
TOTAL OVER THE COUNTER (OTC)
CURRENCY PUT OPTION PURCHASED
	(Premiums paid $78,703)					$ 94,935
TOTAL OPTIONS PURCHASED
	(Premiums paid $78,703)					$ 94,935
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 97.5%
	(Cost $184,797,192)					$144,963,954

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date

OVER THE COUNTER (OTC) CURRENCY
CALL OPTION WRITTEN — (0.0%)†
4,700,000	Call EUR	JPMorgan	EUR 78,703	EUR 1.06	1/23/23 $	(10,590)
	Put USD	Chase Bank NA
TOTAL OVER THE COUNTER (OTC)
CURRENCY CALL OPTION WRITTEN
	(Premiums received $(78,703))				$ (10,590)
	OTHER ASSETS AND LIABILITIES — 2.5%				$ 3,664,700
	NET ASSETS — 100.0%				$148,618,064

BADLARPP	Argentine Deposit Rate Badlar Private Banks 30 – 35 Days.
bps	Basis Points.
CMT	Constant Maturity Treasury Index.
LIBOR	London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2022, the value of these securities amounted to $113,812,764, or 76.6% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at October 31, 2022.
(b)	Non-income producing security.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Security is perpetual in nature and has no stated maturity date.
(e)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at October 31, 2022.
(f)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(g)	Security is in default.

The accompanying notes are an integral part of these financial statements.

32 Pioneer Global High Yield Fund | Annual Report | 10/31/22

(h)	ANR, Inc. warrants are exercisable into 318,254 shares. (i) Issued as participation notes.
(j)	Issued as preference shares.
(k)	Rate periodically changes. Rate disclosed is the 7-day yield at October 31, 2022.
*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR or SOFR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2022.
†	Amount rounds to less than 0.1%.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
+	Security is valued using significant unobservable inputs (Level 3).
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 3,037	$ 1,033
Bantry Re 2019	2/1/2019	—	8,491
Berwick Re 2018-1	1/10/2018	207,745	109,941
Berwick Re 2019-1	12/31/2018	66,532	66,536
Caelus Re V	5/4/2018	250,000	25
Cypress Re 2017	1/24/2017	2,016	60
Dartmouth Re 2018	1/18/2018	172,884	82,681
Formby Re 2018	7/9/2018	9,405	16,634
Gleneagles Re 2018	12/27/2017	20,068	29,575
Harambee Re 2018	12/19/2017	21,232	—
Harambee Re 2019	4/24/2019	—	348
Lorenz Re 2019	7/10/2019	53,505	3,145
Merion Re 2018-2	12/28/2017	24,691	90,840
Oakmont Re 2017	5/10/2017	—	7,350
Pangaea Re 2018-1	12/26/2017	42,902	6,316
Pangaea Re 2018-3	5/31/2018	72,258	6,223
Pangaea Re 2019-1	1/9/2019	2,580	5,121
Pangaea Re 2019-3	7/25/2019	6,618	7,935
Portrush Re 2017	6/12/2017	230,096	127,620
Thopas Re 2019	12/21/2018	—	425
Versutus Re 2018	1/31/2018	—	—
Versutus Re 2019-A	1/28/2019	—	—
Versutus Re 2019-B	12/24/2018	—	—
Viribus Re 2018	12/22/2017	9,750	—
Viribus Re 2019	3/25/2019	—	754
Woburn Re 2018	3/20/2018	79,862	8,720
Woburn Re 2019	1/30/2019	38,393	46,861
Total Restricted Securities			$626,634
% of Net assets			0.4%

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 33

Schedule of Investments | 10/31/22 (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
EUR	7,290,000	USD	7,309,540	Bank of	1/26/23	$ (52,777)
				America NA
GBP	245,000	USD	283,321	Brown Brothers	12/15/22	(1,922)
				Harriman & Co.
USD	181,512	EUR	180,000	Brown Brothers	1/26/23	2,333
				Harriman & Co.
USD	406,201	NOK	3,900,000	JPMorgan	11/2/22	31,038
				Chase Bank NA
USD	376,408	NOK	3,900,000	JPMorgan	2/2/23	41
				Chase Bank NA
EUR	5,421,000	USD	5,477,455	State Street	11/18/22	(113,365)
				Bank & Trust Co.
EUR	345,000	USD	343,893	State Street	12/15/22	(1,677)
				Bank & Trust Co.
NOK	20,950,000	EUR	1,988,452	State Street	1/10/23	43,133
				Bank & Trust Co.
USD	2,597,252	GBP	2,286,000	State Street	12/15/22	(28,382)
				Bank & Trust Co.
USD	323,050	EUR	330,000	State Street	12/15/22	(4,287)
				Bank & Trust Co.
USD	3,991,517	EUR	4,050,000	State Street	1/26/23	(40,018)
				Bank & Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$(165,883)

SWAP CONTRACTS

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS – BUY PROTECTION

	Reference		Annual
Notional	Obligation/	Pay/	Fixed	Expiration	Premiums	Unrealized	Market
Amount ($)(1)	Index	Receive(2)	Rate	Date	Paid	(Depreciation)	Value
25,570,000	Markit CDX	Pay	5.00%	12/20/27	$1,091,755	$(1,041,470)	$50,285
	North America
	High Yield
	Index Series 39
TOTAL CENTRALLY CLEARED CREDIT DEFAULT SWAP
CONTRACTS – BUY PROTECTION					$1,091,755	$(1,041,470)	$50,285

The accompanying notes are an integral part of these financial statements.

34 Pioneer Global High Yield Fund | Annual Report | 10/31/22

OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP CONTRACTS – SELL PROTECTION

		Reference		Annual			Unrealized
Notional		Obligation/	Pay/	Fixed	Expiration	Premiums	Appreciation	Market
Amount ($)(1) Counterparty		Index	Receive(3)	Rate	Date	(Received)	(Depreciation)	Value
440,000	JPMorgan	United Airlines	Receive	5.00%	6/20/27	$(37,900)	$ 18,512	$ (19,388)
	Chase Bank NA	Holdings, Inc.
147,000	JPMorgan	United Airlines	Receive	5.00%	6/20/27	(14,428)	7,950	(6,478)
	Chase Bank NA	Holdings, Inc.
193,000	JPMorgan	United Airlines	Receive	5.00%	6/20/27	(18,954)	10,450	(8,504)
	Chase Bank NA	Holdings, Inc.
TOTAL OVER THE COUNTER (OTC) CREDIT DEFAULT SWAP
CONTRACTS – SELL PROTECTION						$ (71,282)	$ 36,912	$(34,370)
TOTAL SWAP CONTRACTS						$1,020,473	$(1,004,558)	$ 15,915

(1)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.
(2)	Pays quarterly.
(3)	Receives quarterly.

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.

ARS — Argentine Peso

EUR — Euro

GBP — Great British Pound

IDR — Indonesian Rupiah

NOK — Norwegian Krone

USD — United States Dollar

Purchases and sales of securities (excluding short-term investments) for the year ended October 31, 2022, aggregated $72,410,521 and $110,341,101, respectively.

At October 31, 2022, the net unrealized depreciation on investments based on cost for federal tax purposes of $184,894,278 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 3,111,670
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(43,202,552)
Net unrealized depreciation	$(40,090,882)

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 35

Schedule of Investments | 10/31/22 (continued)

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 – unadjusted quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.

Level 3 – significant unobservable inputs (including the Adviser’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The following is a summary of the inputs used as of October 31, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating
Rate Loan Interests	$ —	$ 4,842,806	$ —	$ 4,842,806
Common Stocks
Oil, Gas &
Consumable Fuels	247	860,272	—	860,519
Paper & Forest Products	—*	—	—	—*
All Other Common Stocks	343,143	—	—	343,143
Collateralized Mortgage
Obligations	—	106,309	—	106,309
Commercial Mortgage-
Backed Security	—	297,848	—	297,848
Convertible Corporate Bonds	—	4,692,734	—	4,692,734
Corporate Bonds	—	123,660,871	—	123,660,871
Rights/Warrants	—	2,228	—	2,228
Insurance-Linked Securities
Event Linked Bonds
Multiperil – U.S.	—	25	—	25
Collateralized Reinsurance
Multiperil – Worldwide	—	—	82,741	82,741
Windstorm – Florida	—	—	144,254	144,254
Windstorm – U.S. Regional	—	—	7,350	7,350
Reinsurance Sidecars
Multiperil – U.S.	—	—	348	348
Multiperil – Worldwide	—	—	391,916	391,916
Foreign Government Bonds	—	4,176,980	—	4,176,980
U.S. Government and
Agency Obligations	—	2,994,213	—	2,994,213
Open-End Fund	2,264,734	—	—	2,264,734
Over The Counter (OTC)
Currency Put Option
Purchased	—	94,935	—	94,935
Total Investments
in Securities	$2,608,124	$141,729,221	$626,609	$144,963,954

The accompanying notes are an integral part of these financial statements.

36 Pioneer Global High Yield Fund | Annual Report | 10/31/22

	Level 1	Level 2	Level 3	Total
Other Financial Instruments
Over The Counter (OTC)
Currency Call
Option Written	$ —	$ (10,590)	$ —	$ (10,590)
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	—	(165,883)	—	(165,883)
Swap contracts, at value	—	15,915	—	15,915
Total Other Financial
Instruments	$ —	$ (160,558)	$ —	$ (160,558)

* Securities valued at $0.

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 10/31/21	$1,261,165
Realized gain (loss)(1)	(486,028)
Changed in unrealized appreciation (depreciation)(2)	272,654
Return of capital	(340,421)
Purchases	—
Sales	(80,761)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 10/31/22	$ 626,609

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended October 31, 2022, there were no transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at October 31, 2022: $(56,828)

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 37

Statement of Assets and Liabilities | 10/31/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $184,797,192)	$ 144,963,954
Foreign currencies, at value (cost $583,047)	553,432
Swaps collateral	1,677,486
Collateral due from broker	350,000
Variation margin for centrally cleared swap contracts	172,182
Swap contracts, at value (net premiums paid $1,020,473)	15,915
Receivables —
Fund shares sold	105,827
Interest	2,801,102
Due from the Adviser	921
Other assets	8,189
Total assets	$ 150.649,008
LIABILITIES:
Due to Custodian	$ 172,182
Payables —
Investment securities purchased	734,400
Fund shares repurchased	672,554
Distributions	114,435
Trustees' fees	769
Professional fees	68,322
Written options outstanding (net premiums received $78,703)	10,590
Net unrealized depreciation on forward foreign currency exchange contracts	165,883
Due to affiliates	27,119
Accrued expenses	64,690
Total liabilities	$ 2,030,944
NET ASSETS:
Paid-in capital	$ 494,528,059
Distributable earnings (loss)	(345,909,995)
Net assets	$ 148,618,064
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
Class A (based on $99,476,847/14,473,683 shares)	$ 6.87
Class C (based on $3,339,096/485,637 shares)	$ 6.88
Class Y (based on $45,802,121/6,797,926 shares)	$ 6.74
MAXIMUM OFFERING PRICE PER SHARE:
Class A (based on $6.87 net asset value per share/100%-4.50%
maximum sales charge)	$ 7.19

The accompanying notes are an integral part of these financial statements.

38 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Statement of Operations

FOR THE YEAR ENDED 10/31/22

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $17,034)	$ 12,130,015
Dividends from unaffiliated issuers	71,830
Total Investment Income		$ 12,201,845
EXPENSES:
Management fees	$ 1,279,805
Administrative expenses	64,945
Transfer agent fees
Class A	115,926
Class C	1,874
Class Y	65,632
Distribution fees
Class A	297,010
Class C	49,533
Shareowner communications expense	30,668
Custodian fees	9,042
Registration fees	54,177
Professional fees	98,027
Printing expense	47,980
Pricing fees	781
Trustees' fees	9,150
Insurance expense	65
Miscellaneous	41,858
Total expenses		$ 2,166,473
Less fees waived and expenses reimbursed by the Adviser		(184,634)
Net expenses		$ 1,981,839
Net investment income		$ 10,220,006
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ (7,573,389)
Forward foreign currency exchange contracts	(397,912)
Swap contracts	(355,581)
Written option	152,225
Other assets and liabilities denominated in
foreign currencies	611,707	$ (7,562,950)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$(35,532,863)
Forward foreign currency exchange contracts	(285,454)
Swap contracts	283,086
Written options	1,530
Other assets and liabilities denominated in
foreign currencies	(33,515)	$(35,567,216)
Net realized and unrealized gain (loss) on investments		$(43,130,166)
Net decrease in net assets resulting from operations		$(32,910,160)

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 39

Statements of Changes in Net Assets

	Year Ended	Year Ended
	10/31/22	10/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 10,220,006	$ 11,283,755
Net realized gain (loss) on investments	(7,562,950)	9,948,316
Change in net unrealized appreciation (depreciation)
on investments	(35,567,216)	10,903,083
Net increase (decrease) in net assets resulting
from operations	$ (32,910,160)	$ 32,135,154
DISTRIBUTIONS TO SHAREOWNERS:
Class A ($0.29 and $0.37 per share, respectively)	$ (4,493,430)	$ (6,269,866)
Class C ($0.22 and $0.29 per share, respectively)	(149,297)	(323,636)
Class Y ($0.30 and $0.38 per share, respectively)	(2,338,894)	(3,578,458)
TAX RETURN OF CAPITAL
Class A ($0.08 and $0.03 per share, respectively)	(1,210,554)	(478,029)
Class C ($0.08 and $0.03 per share, respectively)	(40,221)	(26,317)
Class Y ($0.08 and $0.03 per share, respectively)	(630,111)	(265,919)
Total distributions to shareowners	$ (8,862,507)	$ (10,942,225)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$ 22,006,630	$ 48,144,236
Reinvestment of distributions	7,357,315	9,110,196
Cost of shares repurchased	(65,628,894)	(71,639,430)
Net decrease in net assets resulting from Fund
share transactions	$ (36,264,949)	$ (14,384,998)
Net increase (decrease) in net assets	$ (78,037,616)	$ 6,807,931
NET ASSETS:
Beginning of year	$226,655,680	$ 219,847,749
End of year	$148,618,064	$ 226,655,680

The accompanying notes are an integral part of these financial statements.

40 Pioneer Global High Yield Fund | Annual Report | 10/31/22

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	10/31/22	10/31/22	10/31/21	10/31/21
	Shares	Amount	Shares	Amount
Class A
Shares sold	435,935	$ 3,403,782	2,409,558	$ 20,550,184
Reinvestment of
distributions	661,565	5,025,273	687,489	5,915,625
Less shares repurchased	(2,881,781)	(22,350,650)	(3,660,756)	(31,492,844)
Net decrease	(1,784,281)	$(13,921,595)	(563,709)	$ (5,027,035)
Class C
Shares sold	12,757	$ 102,096	98,564	$ 851,201
Reinvestment of
distributions	23,651	180,540	39,441	337,559
Less shares repurchased	(341,183)	(2,655,200)	(1,540,768)	(13,047,190)
Net decrease	(304,775)	$ (2,372,564)	(1,402,763)	$(11,858,430)
Class Y
Shares sold	2,434,289	$ 18,500,752	3,172,838	$ 26,742,851
Reinvestment of
distributions	288,370	2,151,502	338,393	2,857,012
Less shares repurchased	(5,278,033)	(40,623,044)	(3,208,384)	(27,099,396)
Net increase
(decrease)	(2,555,374)	$(19,970,790)	302,847	$ 2,500,467

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 41

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class A
Net asset value, beginning of period	$ 8.64	$ 7.88	$ 8.57	$ 8.51	$ 9.12
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.43	$ 0.41	$ 0.46	$ 0.47	$ 0.49
Net realized and unrealized gain (loss) on investments	(1.83)	0.75	(0.69)	0.05	(0.65)
Net increase (decrease) from investment operations	$ (1.40)	$ 1.16	$ (0.23)	$ 0.52	$ (0.16)
Distributions to shareowners:
Net investment income	$ (0.29)	$ (0.37)	$ (0.44)	$ (0.44)	$ (0.45)
Tax return of capital	(0.08)	(0.03)	(0.02)	(0.02)	—
Total distributions	$ (0.37)	$ (0.40)	$ (0.46)	$ (0.46)	$ (0.45)
Net increase (decrease) in net asset value	$ (1.77)	$ 0.76	$ (0.69)	$ 0.06	$ (0.61)
Net asset value, end of period	$ 6.87	$ 8.64	$ 7.88	$ 8.57	$ 8.51
Total return (b)	(16.50)%	14.80%	(2.57)%	6.27%	(1.78)%
Ratio of net expenses to average net assets	1.14%	1.14%	1.14%	1.25%	1.17%
Ratio of net investment income (loss) to average net assets	5.54%	4.77%	5.72%	5.57%	5.56%
Portfolio turnover rate	42%	118%	94%	54%	48%
Net assets, end of period (in thousands)	$ 99,477	$140,514	$132,580	$160,057	$173,588
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.25%	1.27%	1.23%	1.26%	1.17%
Net investment income (loss) to average net assets	5.43%	4.64%	5.63%	5.56%	5.56%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Global High Yield Fund | Annual Report | 10/31/22

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class C
Net asset value, beginning of period	$ 8.64	$ 7.87	$ 8.55	$ 8.49	$ 9.09
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.37	$ 0.33	$ 0.39	$ 0.41	$ 0.42
Net realized and unrealized gain (loss) on investments	(1.83)	0.76	(0.69)	0.04	(0.63)
Net increase (decrease) from investment operations	$ (1.46)	$ 1.09	$ (0.30)	$ 0.45	$ (0.21)
Distributions to shareowners:
Net investment income	$ (0.22)	$ (0.29)	$ (0.36)	$ (0.37)	$ (0.39)
Tax return of capital	(0.08)	(0.03)	(0.02)	(0.02)	—
Total distributions	$ (0.30)	$ (0.32)	$ (0.38)	$ (0.39)	$ (0.39)
Net increase (decrease) in net asset value	$ (1.76)	$ 0.77	$ (0.68)	$ 0.06	$ (0.60)
Net asset value, end of period	$ 6.88	$ 8.64	$ 7.87	$ 8.55	$ 8.49
Total return (b)	(17.13)%	13.91%	(3.39)%	5.46%	(2.39)%
Ratio of net expenses to average net assets	1.94%	2.01%	2.02%	1.97%	1.90%
Ratio of net investment income (loss) to average net assets	4.66%	3.84%	4.83%	4.86%	4.75%
Portfolio turnover rate	42%	118%	94%	54%	48%
Net assets, end of period (in thousands)	$ 3,339	$6,828	$17,266	$34,513	$60,700

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 43

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	10/31/22	10/31/21	10/31/20	10/31/19	10/31/18
Class Y
Net asset value, beginning of period	$ 8.48	$ 7.73	$ 8.41	$ 8.36	$ 8.95
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$ 0.44	$ 0.42	$ 0.47	$ 0.49	$ 0.50
Net realized and unrealized gain (loss) on investments	(1.80)	0.74	(0.68)	0.03	(0.62)
Net increase (decrease) from investment operations	$ (1.36)	$ 1.16	$ (0.21)	$ 0.52	$ (0.12)
Distributions to shareowners:
Net investment income	$ (0.30)	$ (0.38)	$ (0.45)	$ (0.45)	$ (0.47)
Tax return of capital	(0.08)	(0.03)	(0.02)	(0.02)	—
Total distributions	$ (0.38)	$ (0.41)	$ (0.47)	$ (0.47)	$ (0.47)
Net increase (decrease) in net asset value	$ (1.74)	$ 0.75	$ (0.68)	$ 0.05	$ (0.59)
Net asset value, end of period	$ 6.74	$ 8.48	$ 7.73	$ 8.41	$ 8.36
Total return (b)	(16.33)%	15.14%	(2.37)%	6.43%	(1.41)%
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.96%	0.92%
Ratio of net investment income (loss) to average net assets	5.76%	5.01%	5.94%	5.85%	5.73%
Portfolio turnover rate	42%	118%	94%	54%	48%
Net assets, end of period (in thousands)	$45,802	$79,313	$70,002	$113,523	$133,015
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.00%	1.01%	0.96%	0.96%	0.92%
Net investment income (loss) to average net assets	5.66%	4.90%	5.88%	5.85%	5.73%

(a)	The per-share data presented above is based on the average shares outstanding for the period presented.
(b)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

The accompanying notes are an integral part of these financial statements.

44 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Notes to Financial Statements | 10/31/22

1. Organization and Significant Accounting Policies

Pioneer Global High Yield Fund (the “Fund”) is one of two portfolio comprising Pioneer Series Trust VII (the “Trust”), a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers four classes of shares designated as Class A, Class C, Class K and Class Y shares. Class K shares had not commenced operations as of October 31, 2021. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Trust gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareowner approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareowner’s voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Distributor US, Inc., an affiliate of the Adviser, serves as the Fund’s distributor (the “Distributor”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020

Pioneer Global High Yield Fund | Annual Report | 10/31/22 45

through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

Effective August 19, 2022, the Fund is required to comply with Rule 18f-4 under the 1940 Act, which governs the use of derivatives by registered investment companies. Rule 18f-4 permits funds to enter into derivatives transactions (as defined in Rule 18f-4) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Rule 18f-4 requires a fund to establish and maintain a comprehensive derivatives risk management program, appoint a derivatives risk manager and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”), unless the fund uses derivatives in only a limited manner.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices,

46 Pioneer Global High Yield Fund | Annual Report | 10/31/22

or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Adviser may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more

Pioneer Global High Yield Fund | Annual Report | 10/31/22 47

brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser. Effective September 8, 2022, the Adviser is designated as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities.

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Adviser may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

At October 31, 2022, four securities were valued using fair value methods representing 0.7% of net assets. The value of these fair valued securities was $967,772.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

48 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 49

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

A portion of the dividend income recorded by the Fund is from distributions by publicly traded real estate investment trusts (“REITs”), and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

At October 31, 2022, the Fund reclassified $1,269,109 to increase distributable earnings and $1,269,109 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

At October 31, 2022, the Fund was permitted to carry forward indefinitely $21,196,187 of short-term and $284,508,492 of long-term losses.

The tax character of distributions paid during the years ended October 31, 2022 and October 31, 2021, were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$6,981,621	$10,171,960
Tax return of capital	1,880,886	770,265
Total	$8,862,507	$10,942,225

The following shows the components of distributable earnings (losses) on a federal income tax basis at October 31, 2022:

2022
Distributable earnings/(losses):
Capital loss carryforward	$(305,704,679)
Other book/tax temporary differences	(114,434)
Net unrealized depreciation	(40,090,882)
Total	$(345,909,995)

50 Pioneer Global High Yield Fund | Annual Report | 10/31/22

The difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, the mark-to-market of foreign currency contracts and swaps, adjustments relating to catastrophe bonds and swaps.

E. Fund Shares

The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $1,954 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2022.

F. Class Allocations

Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 5). Class Y shares do not pay distribution fees. All expenses and fees paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 4).

The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may

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continue, recur, worsen or spread. In recent years, interest rates and credit spreads in the U.S. have been at historic lows. The U.S. Federal Reserve has raised certain interest rates, and interest rates may continue to go up. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions. Lack of information and less market regulation also

52 Pioneer Global High Yield Fund | Annual Report | 10/31/22

may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund's return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil, natural gas and food commodities, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate) or SOFR (Secured Overnight Financing Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into

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after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to – or discontinuation of – LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the SOFR published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through

54 Pioneer Global High Yield Fund | Annual Report | 10/31/22

accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases, redemptions or exchanges or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.

H. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at October 31, 2022 are listed in the Schedule of Investments.

I. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant

Pioneer Global High Yield Fund | Annual Report | 10/31/22 55

risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

J. Purchased Options

The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any

56 Pioneer Global High Yield Fund | Annual Report | 10/31/22

appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the year ended October 31, 2022 was $291,203. Open purchased options at October 31, 2022 are listed in the Schedule of Investments.

K. Option Writing

The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the year ended October 31, 2022 was $(32,854). Open written options contracts at October 31, 2022 are listed in the Schedule of Investments.

L. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the

Pioneer Global High Yield Fund | Annual Report | 10/31/22 57

applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 8).

During the year ended October 31, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the year ended October 31, 2022 was $15,616,892 and $12,392,247 for buys and sells, respectively. Open forward foreign currency exchange contracts outstanding at October 31, 2022 are listed in the Schedule of Investments.

M. Credit Default Swap Contracts

A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event or an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices.

As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

58 Pioneer Global High Yield Fund | Annual Report | 10/31/22

As a buyer of protection, the Fund makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations.

Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within the "Swap contracts, at value" line item on the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses on the Statement of Operations.

Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund. In addition, obligations under sell protection credit default swaps may be partially offset by net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty.

Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared contracts is recorded as "Variation margin for centrally cleared swap contracts" on the Statement of Assets and Liabilities. Cash received from or paid to the broker related to previous margin movement is held in a segregated account at the broker and is recorded as either "Due from broker for swaps" or "Due to broker for swaps" on the Statement of Assets and Liabilities. The amount of cash deposited with a broker as collateral at October 31, 2022 is recorded as "Swaps collateral" on the Statement of Assets and Liabilities.

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The average market value of credit default swap contracts open during the year ended October 31, 2022 was $(487,586). Open credit default swap contracts at October 31, 2022 are listed in the Schedule of Investments.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund’s Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.70% of the Fund’s average daily net assets up to $500 million of the Fund’s average daily net assets; 0.65% of the next $500 million of the Fund’s average daily net assets; 0.60% of the next $500 million of the Fund’s average daily net assets; 0.55% of the next $500 million of the Fund’s average daily net assets; and 0.45% of the Fund’s average daily net assets over $2 billion. For the year ended October 31, 2022, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.70% of the Fund’s average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, such as litigation) of the Fund to the extent required to reduce Fund expenses to 1.14% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2023. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above. Fees waived and expenses reimbursed during the year ended October 31, 2022 are reflected on the Statement of Operations.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $23,279 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2022.

3. Compensation of Trustees and Officers

The Fund pays an annual fee to its Trustees. The Adviser reimburses the Fund for fees paid to the Interested Trustees. The Fund does not pay any salary or other compensation to its officers. For the year ended October 31, 2022, the Fund paid $9,150 in Trustees’ compensation, which is reflected on the Statement of Operations as Trustees’ fees. At October 31, 2022, the Fund had a payable for Trustees’ fees on its Statement of Assets and Liabilities of $769.

60 Pioneer Global High Yield Fund | Annual Report | 10/31/22

4. Transfer Agent

For the period from November 1, 2021 to November 21, 2021, DST Asset Manager Solutions, Inc. served as the transfer agent to the Fund at negotiated rates. Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the year ended October 31, 2022, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Class A	$24,094
Class C	1,505
Class Y	5,069
Total	$30,668

5. Distribution Plan

The Fund has adopted a distribution plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Pursuant to the Plan, the Fund further pays for the distribution services. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $3,840 in distribution fees payable to the Distributor at October 31, 2022.

In addition, redemptions of Class A and Class C shares may be subject to a contingent deferred sales charge (“CDSC”). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower

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of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2022, CDSCs in the amount of $1,414 were paid to the Distributor.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds, participates in a committed, unsecured revolving line of credit (“credit facility”). Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the credit facility or the limits set for borrowing by the Fund’s prospectus and the 1940 Act. Effective February 2, 2022, the Fund participates in a credit facility in the amount of $380 million. Prior to February 2, 2022, the Fund participated in a facility in the amount of $450 million. Under such credit facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (“LIBOR”) plus a credit spread. The Fund also pays both an upfront fee and an annual commitment fee to participate in the credit facility. The upfront fee in the amount of 0.10% of the total credit facility and the commitment fee in the amount of 0.25% of the daily unused portion of each lender's commitment are allocated among participating funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2022, the Fund had no borrowings under the credit facility.

7. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to

62 Pioneer Global High Yield Fund | Annual Report | 10/31/22

determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2022.

	Derivative Assets	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Received (a)	Received (a)	Assets (b)
Bank of
America NA	$ —	$ —	$ —	$ —	$ —
Brown Brothers
Harriman & Co.	2,333	(1,922)	—	—	411
JPMorgan
Chase Bank NA	126,014	(44,960)	—	—	81,054
State Street
Bank & Trust Co	43,133	(43,133)	—	—	—
Total	$171,480	$(90,015)	$ —	$ —	$81,465

Pioneer Global High Yield Fund | Annual Report | 10/31/22 63

	Derivative Liabilities	Derivatives	Non-Cash	Cash	Net Amount
	Subject to Master	Available for	Collateral	Collateral	of Derivative
Counterparty	Netting Agreement	Offset	Pledged (a)	Pledged (a)	Liabilities (b)

Bank of
America NA	$ 52,777	$ —	$ —	$ —	$ 52,777
Brown Brothers
Harriman & Co.	1,922	(1,922)	—	—	—
JPMorgan Chase
Bank NA	44,960	(44,960)	—	—	—
State Street
Bank & Trust Co	187,729	(43,133)	—	—	144,596
Total	$287,388	$ (90,015)	$—	$—	$197,373

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

8. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

64 Pioneer Global High Yield Fund | Annual Report | 10/31/22

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2022, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Assets and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Options purchased*	$ —	$ —	$ 94,935	$ —	$ —
Swap contracts, at value	—	15,915	—	—	—
Total Value	$ —	$15,915	$ 94,935	$ —	$ —
Liabilities
Net unrealized
depreciation on
forward foreign
currency exchange
contracts	$ —	$ —	$165,883	$ —	$ —
Call options written	—	—	10,590	—	—
Total Value	$ —	$ —	$176,473	$ —	$ —

* Reflects the market value of purchased option contracts (see Note 1). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at October 31, 2022, was as follows:

			Foreign
Statement	Interest	Credit	Exchange	Equity	Commodity
of Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain (Loss) on
Forward foreign currency
exchange contracts	$ —	$ —	$ (397,912)	$ —	$ —
Options purchased*	—	—	(152,225)	—	—
Options written	—	—	152,225	—	—
Swap contracts	—	(355,581)	—	—	—
Total Value	$ —	$ (355,581)	$ (397,912)	$ —	$ —
Change in Net Unrealized
Appreciation
(Depreciation) on
Forward foreign currency
exchange contracts	$ —	$ —	$ (285,454)	$ —	$ —
Options purchased**	—	—	(2,773)	—	—
Options written	—	—	1,530	—	—
Swap contracts	—	283,086	—	—	—
Total Value	$ —	$ 283,086	$ (286,697)	$ —	$ —

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1I). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1I). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 65

9. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of October 31, 2022, the Fund had no unfunded loan commitments outstanding.

10. Changes in Custodian and Sub-Administrator, and Transfer Agent

Effective November 22, 2021, The Bank of New York Mellon Corporation ("BNY Mellon") serves as the Fund's Custodian and Sub-Administrator.

Effective November 22, 2021, BNY Mellon Investment Servicing (US) Inc. serves as the Fund's shareholder servicing and transfer agent.

66 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VII and the Shareholders of Pioneer Global High Yield Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer Global High Yield Fund (the “Fund”) (one of the funds constituting Pioneer Series Trust VII (the “Trust”)), including the schedule of investments, as of October 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer Global High Yield Fund (one of the funds constituting Pioneer Series Trust VII) at October 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 67

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
December 30, 2022

68 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Additional Information (unaudited)

The percentages of the Fund’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 69.18%.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 69

Approval of Renewal of Investment Management Agreement

Amundi Asset Management US, Inc. (“Amundi US”) serves as the investment adviser to Pioneer Global High Yield Fund (the “Fund”) pursuant to an investment management agreement between Amundi US and the Fund. In order for Amundi US to remain the investment adviser of the Fund, the Trustees of the Fund, including a majority of the Fund’s Independent Trustees, must determine annually whether to renew the investment management agreement for the Fund.

The contract review process began in January 2022 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2022, July 2022 and September 2022. In addition, the Trustees reviewed and discussed the Fund’s performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund’s investment management agreement.

In March 2022, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment management agreement, and reviewed and discussed the qualifications of the investment management teams for the Fund, as well as the level of investment by the Fund’s portfolio managers in the Fund. In July 2022, the Trustees, among other things, reviewed the Fund’s management fees and total expense ratios, the financial statements of Amundi US and its parent companies, profitability analyses provided by Amundi US, and analyses from Amundi US as to possible economies of scale. The Trustees also reviewed the profitability of the institutional business of Amundi US as compared to that of Amundi US’s fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Amundi US’s institutional accounts, as well as the different services provided by Amundi US to the Fund and to the institutional accounts. The Trustees further considered contract review materials, including additional materials received in response to the Trustees’ request, in September 2022.

At a meeting held on September 20, 2022, based on their evaluation of the information provided by Amundi US and third parties, the Trustees of the Fund, including the Independent Trustees voting separately advised by independent counsel, unanimously approved the renewal of the investment management agreement for another year. In approving the renewal of the

70 Pioneer Global High Yield Fund | Annual Report | 10/31/22

investment management agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by Amundi US to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees also reviewed Amundi US’s investment approach for the Fund and its research process. The Trustees considered the resources of Amundi US and the personnel of Amundi US who provide investment management services to the Fund. They also reviewed the amount of non-Fund assets managed by the portfolio managers of the Fund. They considered the non-investment resources and personnel of Amundi US that are involved in Amundi US’s services to the Fund, including Amundi US’s compliance, risk management, and legal resources and personnel. The Trustees noted the substantial attention and high priority given by Amundi US’s senior management to the Pioneer Fund complex, including with respect to the increasing regulation to which the Pioneer Funds are subject. The Trustees considered the effectiveness of Amundi US’s business continuity plan in response to the ongoing COVID-19 pandemic.

The Trustees considered that Amundi US supervises and monitors the performance of the Fund’s service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund’s business management and operations. The Trustees also considered that, as administrator, Amundi US is responsible for the administration of the Fund’s business and other affairs. The Trustees considered that the Fund reimburses Amundi US its pro rata share of Amundi US’s costs of providing administration services to the Pioneer Funds.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by Amundi US to the Fund were satisfactory and consistent with the terms of the investment management agreement.

Performance of the Fund

In considering the Fund’s performance, the Trustees regularly review and discuss throughout the year data prepared by Amundi US and information comparing the Fund’s performance with the performance of its peer group of funds, as classified by Morningstar, Inc. (Morningstar), and with the performance of the Fund’s benchmark index. They also discuss the Fund’s

Pioneer Global High Yield Fund | Annual Report | 10/31/22 71

performance with Amundi US on a regular basis. The Trustees’ regular reviews and discussions were factored into the Trustees’ deliberations concerning the renewal of the investment management agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The peer group comparisons referred to below are organized in quintiles. Each quintile represents one-fifth of the peer group. In all peer group comparisons referred to below, first quintile is most favorable to the Fund’s shareowners. The Trustees noted that they separately review and consider the impact of the Fund’s transfer agency and Fund- and Amundi US-paid expenses for sub-transfer agency and intermediary arrangements, and that the results of the most recent such review were considered in the consideration of the Fund’s expense ratio.

The Trustees considered that the Fund’s management fee for the most recent fiscal year was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the Fund’s management fee was in the fifth quintile relative to the management fees paid by other funds in its Morningstar category. The Trustees considered that the expense ratio of the Fund’s Class Y shares for the most recent fiscal year was in the fifth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio of the Fund’s Class A shares for the most recent fiscal year was in the fourth quintile relative to its Strategic Insight peer group for the comparable period. The Trustees noted Amundi US’s explanation of the reasons that the expense ratio of the Fund’s Class Y shares was in the fifth quintile relative to its Strategic Insight peer group and the expense ratio of the Fund’s Class A shares was in the fourth quintile relative to its Strategic Insight peer group. The Trustees noted that Amundi US had agreed to waive fees and/or reimburse expenses in order to limit the ordinary operating expenses of the Fund.

The Trustees reviewed management fees charged by Amundi US to institutional and other clients, including publicly offered European funds sponsored by Amundi US’s affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered Amundi US’s

72 Pioneer Global High Yield Fund | Annual Report | 10/31/22

costs in providing services to the Fund and Amundi US’s costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with Amundi US’s client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and other client accounts. The Trustees noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment management and administration agreements with the Fund, Amundi US performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund’s other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the entrepreneurial risks associated with Amundi US’s management of the Fund.

The Trustees concluded that the management fee payable by the Fund to Amundi US was reasonable in relation to the nature and quality of the services provided by Amundi US.

Profitability

The Trustees considered information provided by Amundi US regarding the profitability of Amundi US with respect to the advisory services provided by Amundi US to the Fund, including the methodology used by Amundi US in allocating certain of its costs to the management of the Fund. The Trustees also considered Amundi US’s profit margin in connection with the overall operation of the Fund. They further reviewed the financial results, including the profit margins, realized by Amundi US from non-fund businesses. The Trustees considered Amundi US’s profit margins in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that Amundi US’s profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered Amundi US’s views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Fund and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by Amundi US in research and analytical capabilities and Amundi US’s commitment

Pioneer Global High Yield Fund | Annual Report | 10/31/22 73

and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits that Amundi US enjoys from its relationship with the Fund. The Trustees considered the character and amount of fees paid or to be paid by the Fund, other than under the investment management agreement, for services provided by Amundi US and its affiliates. The Trustees further considered the revenues and profitability of Amundi US’s businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Fund and to Amundi US and its affiliates from the use of “soft” commission dollars generated by the Fund to pay for research and brokerage services.

The Trustees considered that Amundi US is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally. Amundi’s worldwide asset management business manages over $2.2 trillion in assets (including the Pioneer Funds). The Trustees considered that Amundi US’s relationship with Amundi creates potential opportunities for Amundi US and Amundi that derive from Amundi US’s relationships with the Fund, including Amundi’s ability to market the services of Amundi US globally. The Trustees noted that Amundi US has access to additional research and portfolio management capabilities as a result of its relationship with Amundi and Amundi’s enhanced global presence that may contribute to an increase in the resources available to Amundi US. The Trustees considered that Amundi US and the Fund receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Fund, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Amundi US as a result of its relationship with the Fund were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the investment management agreement for the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment management agreement.

74 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Statement Regarding Liquidity Risk Management Program

As required by law, the Fund has adopted and implemented a liquidity risk management program (the “Program”) that is designed to assess and manage liquidity risk. Liquidity risk is the risk that the Fund could not meet requests to redeem its shares without significant dilution of remaining investors’ interests in the Fund. The Fund’s Board of Trustees designated a liquidity risk management committee (the “Committee”) consisting of employees of Amundi Asset Management US, Inc. (the “Adviser”) to administer the Program.

The Committee provided the Board of Trustees with a report that addressed the operation of the Program and assessed its adequacy and effectiveness of implementation (the “Report”). The Report covered the period from January 1, 2021 through December 31, 2021 (the “Reporting Period”).

The Report confirmed that, throughout the Reporting Period, the Committee had monitored the Fund’s portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in Board reporting throughout the Reporting Period.

The Report discussed the Committee’s annual review of the Program, which addressed, among other things, the following elements of the Program:

The Committee reviewed the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions. The Committee noted that the Fund’s investment strategy continues to be appropriate for an open-end fund, taking into account, among other things, whether and to what extent the Fund held less liquid and illiquid assets and the extent to which any such investments affected the Fund’s ability to meet redemption requests. In managing and reviewing the Fund’s liquidity risk, the Committee also considered the extent to which the Fund’s investment strategy involves a relatively concentrated portfolio or large positions in particular issuers, the extent to which the Fund uses borrowing for investment purposes, and the extent to which the Fund uses derivatives (including for hedging purposes). The Committee also reviewed the Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions. In assessing the Fund’s cash flow projections, the Committee considered, among other factors, historical net redemption activity, redemption policies, ownership concentration, distribution channels, and

Pioneer Global High Yield Fund | Annual Report | 10/31/22 75

the degree of certainty associated with the Fund’s short-term and long-term cash flow projections. The Committee also considered the Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources, including, if applicable, the Fund’s participation in a credit facility, as components of the Fund’s ability to meet redemption requests. The Fund has adopted an in-kind redemption policy which may be utilized to meet larger redemption requests.

The Committee reviewed the Program’s liquidity classification methodology for categorizing the Fund’s investments into one of four liquidity buckets. In reviewing the Fund’s investments, the Committee considered, among other factors, whether trading varying portions of a position in a particular portfolio investment or asset class in sizes the Fund would reasonably anticipate trading, would be reasonably expected to significantly affect liquidity.

The Committee performed an analysis to determine whether the Fund is required to maintain a Highly Liquid Investment Minimum, and determined that no such minimum is required because the Fund primarily holds highly liquid investments.

The Report stated that the Committee concluded the Program operates adequately and effectively, in all material respects, to assess and manage the Fund’s liquidity risk throughout the Reporting Period.

76 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Trustees, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Distributor US, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 50 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 77

Independent Trustees

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (72)	Trustee since 2006.	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 – 2013)	Director, Broadridge Financial
Chairman of the Board	Serves until a successor	and Chief Executive Officer (2008 – 2012), Quadriserv, Inc. (technology	Solutions, Inc. (investor
and Trustee	trustee is elected or	products for securities lending industry); and Senior Executive	communications and securities
	earlier retirement	Vice President, The Bank of New York (financial and securities services)	processing provider for financial
	or removal.	(1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New
Jersey State Civil Service
Commission (2011 – 2015)
John E.	Trustee since 2019.	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Baumgardner, Jr. (71)*	Serves until a successor	Cromwell LLP (law firm).	Company, LLC, (privately-held
Trustee	trustee is elected or		community newspaper group)
	earlier retirement		(2015-present)
or removal.
Diane Durnin (65)	Trustee since 2019.	Managing Director - Head of Product Strategy and Development, BNY	None
Trustee	Serves until a successor	Mellon Investment Management (investment management firm)
	trustee is elected or	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
	earlier retirement	Executive Vice President Head of Product, BNY Mellon Investment
	or removal.	Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of Products,
Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); Senior Vice President Strategic Product and Business
Development, Dreyfus Corporation (1994-2000)

78 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (78)	Trustee since 2008.	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Trustee	Serves until a successor	(1972 – present)	Investment Trust and Mellon
	trustee is elected or		Institutional Funds Master Portfolio
	earlier retirement		(oversaw 17 portfolios in fund
	or removal.		complex) (1989 - 2008)
Craig C. MacKay (59)	Trustee since 2021.	Partner, England & Company, LLC (advisory firm) (2012 – present);	Director, Equitable Holdings, Inc.
Trustee	Serves until a successor	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	(financial services holding company)
	trustee is elected or	(investment bank) (2006 – 2012); Group Head – Private Finance & High Yield	(2022 – present); Board Member of
	earlier retirement	Capital Markets Origination, SunTrust Robinson Humphrey (investment bank)	Carver Bancorp, Inc. (holding
	or removal.	(2003 – 2006); and Founder and Chief Executive Officer, HNY Associates,	company) and Carver Federal
		LLC (investment bank) (1996 – 2003)	Savings Bank, NA (2017 – present);
Advisory Council Member,
MasterShares ETF (2016 – 2017);
Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board Co-
Chairman and Chief Executive Officer,
Danis Transportation Company
(privately-owned commercial carrier)
(2000 – 2003); Board Member and
Chief Financial Officer, Customer
Access Resources (privately-owned
teleservices company) (1998 – 2000);
Board Member, Federation of
Protestant Welfare Agencies (human
services agency) (1993 – present);
and Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

Pioneer Global High Yield Fund | Annual Report | 10/31/22 79

Independent Trustees (continued)

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (66)	Trustee since 2017.	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Trustee	(Advisory Trustee from	pension funds) (2001 – present); Vice President – International Investments
	2014 - 2017). Serves	Group, American International Group, Inc. (insurance company)
	until a successor trustee	(1993 – 2001); Vice President – Corporate Finance and Treasury Group,
	is elected or earlier	Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice President – Asset/Liability
	retirement or removal.	Management Group, Federal Farm Funding Corporation (government-sponsored issuer of debt securities) (1988 – 1990); Mortgage Strategies Group, Shearson
Lehman Hutton, Inc. (investment bank) (1987 – 1988); Mortgage Strategies
Group, Drexel Burnham Lambert, Ltd. (investment bank) (1986 – 1987)
Marguerite A. Piret (74)	Trustee since 2001.	Chief Financial Officer, American Ag Energy, Inc. (controlled environment	Director of New America High
Trustee	Serves until a successor	and agriculture company) (2016 – present); President and Chief Executive	Income Fund, Inc. (closed-end
	trustee is elected or	Officer, Metric Financial Inc. (formerly known as Newbury Piret Company)	investment company)
	earlier retirement	(investment banking firm) (1981 – 2019)	(2004 – present); and Member,
	or removal.		Board of Governors, Investment
Company Institute (2000 – 2006)
Fred J. Ricciardi (75)	Trustee since 2014.	Private investor (2020 – present); Consultant (investment company	None
Trustee	Serves until a successor	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial and
	trustee is elected or	investment company services) (1969 – 2012); Director, BNY International
	earlier retirement	Financing Corp. (financial services) (2002 – 2012); Director, Mellon Overseas
	or removal.	Investment Corp. (financial services) (2009 – 2012); Director, Financial
Models (technology) (2005-2007); Director, BNY Hamilton Funds, Ireland
(offshore investment companies) (2004-2007); Chairman/Director, AIB/BNY
Securities Services, Ltd., Ireland (financial services) (1999-2006); Chairman,
BNY Alternative Investment Services, Inc. (financial services) (2005-2007)

* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as counsel to the Independent Trustees of each Pioneer Fund.

80 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Interested Trustees

Name, Age and Position	Term of Office and		Other Directorships Held by Trustee
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)**	Trustee since 2017.	Director, CEO and President of Amundi US, Inc. (investment management	Director of Clearwater Analytics
Trustee, President and	Serves until a successor	firm) (since September 2014); Director, CEO and President of Amundi Asset	(provider of web-based investment
Chief Executive Officer	trustee is elected or	Management US, Inc. (since September 2014); Director, CEO and President	accounting software for reporting
	earlier retirement	of Amundi Distributor US, Inc. (since September 2014); Director, CEO and	and reconciliation services)
	or removal	President of Amundi Asset Management US, Inc. (since September 2014);	(September 2022 – present)
Chair, Amundi US, Inc., Amundi Distributor US, Inc. and Amundi Asset
Management US, Inc. (September 2014 – 2018); Managing Director, Morgan
Stanley Investment Management (investment management firm) (2010 – 2013);
Director of Institutional Business, CEO of International, Eaton Vance
Management (investment management firm) (2005 – 2010); Director of
Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (64)**	Trustee since 2014.	Director and Executive Vice President (since 2008) and Chief Investment	None
Trustee	Serves until a successor	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management firm);
	trustee is elected or	Director and Executive Vice President and Chief Investment Officer, U.S. of
	earlier retirement	Amundi US (since 2008); Executive Vice President and Chief Investment
	or removal	Officer, U.S. of Amundi Asset Management US, Inc. (since 2009); Portfolio
Manager of Amundi US (since 1999); Director of Amundi Holdings US, Inc.
(since 2017)

** Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer Global High Yield Fund | Annual Report | 10/31/22 81

Fund Officers

Name, Age and Position	Term of Office and		Other Directorships Held by Officer
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2003. Serves at	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves at	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	the discretion of	Secretary of all the Pioneer Funds since June 2010; Counsel of Amundi US
	the Board	from June 2007 to May 2013
Heather L. Melito-Dezan (45)	Since 2022. Serves at	Director - Trustee and Board Relationships of Amundi US since	None
Assistant Secretary	the discretion of	September 2019; Private practice from 2017 – 2019.
the Board
Anthony J. Koenig, Jr. (58)	Since 2021. Serves at	Managing Director, Chief Operations Officer and Fund Treasurer of	None
Treasurer and	the discretion of	Amundi US since May 2021; Treasurer of all of the Pioneer Funds since
Chief Financial and	the Board	May 2021; Assistant Treasurer of all of the Pioneer Funds from January 2021
Accounting Officer		to May 2021; and Chief of Staff, US Investment Management of Amundi US
from May 2008 to January 2021
Luis I. Presutti (57)	Since 2001. Serves at	Director – Fund Treasury of Amundi US since 1999; and Assistant Treasurer	None
Assistant Treasurer	the discretion of	of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (64)	Since 2002. Serves at	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board

82 Pioneer Global High Yield Fund | Annual Report | 10/31/22

Name, Age and Position	Term of Office and		Other Directorships Held by Officer
Held With the Fund	Length of Service	Principal Occupation(s) During At Least The Past Five Years	During At Least The Past Five Years
Antonio Furtado (40)	Since 2020. Serves at	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior Fund
	the Board	Treasury Analyst from 2012 - 2020
Michael Melnick (51)	Since 2021. Serves at	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director of
	the Board	Regulatory Reporting of Amundi US from 2001 – 2021; and Director of Tax of
Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves at	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; Chief Compliance Officer of Amundi Distributor US, Inc.
since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money	Serves at the discretion	Laundering Officer of all the Pioneer Funds since March 2022: Director of
Laundering Officer	of the Board	Financial Security of Amundi US since July 2021; Vice President, Head of
BSA, AML and OFAC, Deputy Compliance Manager, Crédit Agricole Indosuez
Wealth Management (investment management firm) (2013 – 2021)

Pioneer Global High Yield Fund | Annual Report | 10/31/22 83

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84 Pioneer Global High Yield Fund | Annual Report | 10/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-800-225-6292
FactFoneSM for automated fund yields, prices,
account information and transactions	1-800-225-4321
Retirement plans information	1-800-622-0176

Write to us:

Amundi
P.O. Box 9897
Providence, R.I. 02940-8097

Our toll-free fax	1-800-225-4240
Our internet e-mail address	us.askamundi@amundi.com/us
(for general questions about Amundi only)

Visit our web site: www.amundi.com/us.

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

Securities offered through Amundi Distributor US, Inc.,
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2022 Amundi Asset Management US, Inc. 19440-16-1222

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Trustees has determined that the registrant either:

(i)	Has at least one audit committee financial expert serving on its audit committee; or

(ii)	Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Trustees, or any other board committee:

(i)	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii)	Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $40,528 payable to Ernst & Young LLP for the year ended October 31, 2022 and $37,700 for the year ended October 31, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $14,959 and $13,915 during the fiscal years ended October 31, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31, 2022 and 2021, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Trust paid aggregate non-audit fees to Ernst & Young LLP for tax services of $14,959 and $13,915 during the fiscal years ended October 31, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective (except as noted below), as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported on a timely basis.

Registrant's management concluded that there was a material weakness in the Registrant's internal control over financial reporting. Management determined that controls were not designed properly nor operating effectively to identify incorrectly recorded offsetting realized and unrealized gains and losses on certain credit default swap index (CDX) transactions in the accounting records.

Registrant's management corrected the Fund's October 31, 2022 financial statements prior to their issuance. The material weakness did not affect the Fund's reported net asset value in the Fund's financial statements. There were no material misstatements to previously issued Fund financial statements.

The Registrant has implemented a manual trade correction process to address the issue and is pursuing a fully automated solution.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Other than the trade correction process described above, there were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer Series Trust VII

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date February 2, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date February 2, 2023

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date February 2, 2023

* Print the name and title of each signing officer under his or her signature.